      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1999



                                               SECURITIES ACT FILE NO. 333-66637

                                        INVESTMENT COMPANY ACT FILE NO. 811-8721
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------


[  ] PRE-EFFECTIVE AMENDMENT NO.              [X] POST-EFFECTIVE AMENDMENT NO. 2


                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                                 (609) 282-2800
                        (AREA CODE AND TELEPHONE NUMBER)
                            ------------------------

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                            ------------------------


                                 TERRY K. GLENN

                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:

           FRANK P. BRUNO, ESQ.                  MICHAEL J. HENNEWINKEL, ESQ.
             BROWN & WOOD LLP                   MERRILL LYNCH ASSET MANAGEMENT
          ONE WORLD TRADE CENTER                    800 SCUDDERS MILL ROAD
          NEW YORK, NY 10048-0557                    PLAINSBORO, NJ 08536

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                            ------------------------

     TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, PAR VALUE $.10 PER
SHARE.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.


     It is proposed that this filing will become effective (check appropriate box)


        [X] immediately upon filing pursuant to paragraph (b)


        [ ] on (date) pursuant to paragraph (b)


        [ ] 60 days after filing pursuant to paragraph (a)(1)


        [ ] on (date) pursuant to paragraph (a)(1)


        [ ] 75 days after filing pursuant to paragraph (a)(2)


        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

--------------------------------------------------------------------------------

                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

FORM N-14                                                     PROXY STATEMENT AND
ITEM NO.                                                      PROSPECTUS CAPTION
---------                                                     -------------------
PART A
---------
Item 1.    Beginning of Registration Statement and  Registration Statement Cover Page;
           Outside Front Cover Page of Prospectus   Proxy Statement and Prospectus Cover
                                                    Page
Item 2.    Beginning and Outside Back Cover Page    Table of Contents
           of Prospectus
Item 3.    Fee Table, Synopsis Information and      Summary; Risk Factors and Special
           Risk Factors                             Considerations
Item 4.    Information about the Transaction        Summary; The Reorganization--Agreement
                                                    and Plan of Reorganization
Item 5.    Information about the Registrant         Proxy Statement and Prospectus Cover
                                                    Page; Summary; Comparison of the Funds;
                                                    Additional Information
Item 6.    Information about the Company Being      Proxy Statement and Prospectus Cover
           Acquired                                 Page; Summary; Comparison of the Funds;
                                                    Additional Information
Item 7.    Voting Information                       Notice of Special Meeting of
                                                    Stockholders; Introduction; Summary;
                                                    Comparison of the Funds; Information
                                                    Concerning the Special Meeting;
                                                    Additional Information
Item 8.    Interest of Certain Persons and Experts  Not Applicable
Item 9.    Additional Information Required for      Not Applicable
           Reoffering by Persons Deemed to be
           Underwriters
PART B
---------
Item 10.   Cover Page                               Cover Page
Item 11.   Table of Contents                        Table of Contents
Item 12.   Additional Information about the         General Information
           Registrant
Item 13.   Additional Information about the         General Information
           Company Being Acquired
Item 14.   Financial Statements                     Financial Statements
PART C
---------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON AUGUST 11, 1999


TO THE STOCKHOLDERS OF
     MERRILL LYNCH TECHNOLOGY FUND, INC.:


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Technology Fund, Inc. ("Technology Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, August 11, 1999 at 9:00 a.m., Eastern time, for the following purposes:



          (1) To approve or disapprove an Amended Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition of substantially all of the assets of Technology Fund by Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund"), and the assumption of substantially all of the liabilities of Technology Fund by Global Technology Fund, in exchange solely for an equal aggregate value of newly-issued shares of Global Technology Fund. The Agreement and Plan also provides for distribution of such shares of Global Technology Fund to stockholders of Technology Fund in liquidation of Technology Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Technology Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and


          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.


     The Board of Directors of Technology Fund has fixed the close of business on May 28, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.



     A complete list of the stockholders of Technology Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Technology Fund for any purpose germane to the Meeting during ordinary business hours from and after July 28, 1999 at the offices of Technology Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.


     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Technology Fund.

                                          By Order of the Board of Directors,


                                          ROBERT E. PUTNEY, III

                                          Secretary

Plainsboro, New Jersey

Dated: June 3, 1999

                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                       SPECIAL MEETING OF STOCKHOLDERS OF
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

    This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Technology Fund, Inc., a Maryland corporation ("Technology Fund"), for use at the Special Meeting of Stockholders of Technology Fund (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Global Technology Fund, Inc., a Maryland corporation ("Global Technology Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Technology Fund, in exchange solely for an equal aggregate value of newly-issued shares of Global Technology Fund (the "Reorganization"). Immediately upon the receipt by Global Technology Fund of the assets of Technology Fund and the assumption by Global Technology Fund of the liabilities of Technology Fund, as described in the preceding sentence, Technology Fund will distribute the shares of Global Technology Fund received in the Reorganization to the stockholders of Technology Fund. Thereafter, Technology Fund will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.


    Holders of shares in Technology Fund will receive that class of shares of Global Technology Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of Technology Fund held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Global Technology Fund to be issued to the stockholders of Technology Fund will equal the aggregate net asset value of the outstanding shares of Technology Fund as set forth in the Amended Agreement and Plan of Reorganization between Technology Fund and Global Technology Fund (the "Agreement and Plan of Reorganization"). Technology Fund and Global Technology Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the reorganization is sometimes referred to herein as the "Combined Fund."


    This Proxy Statement and Prospectus serves as a prospectus of Global Technology Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Global Technology Fund to Technology Fund pursuant to the terms of the Reorganization.


    Both Technology Fund and Global Technology Fund are open-end management investment companies with substantially similar investment objectives. Each Fund seeks long-term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), the investment adviser to both Funds, derive a substantial portion of their income from technology related industries. There can be no assurance that, after the Reorganization, Global Technology Fund will achieve its investment objective.



    The current prospectus relating to Global Technology Fund, dated May 20, 1998 (the "Global Technology Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of Global Technology Fund dated March 31, 1999 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to Global Technology Fund, dated May 20, 1998 (the "Global Technology Fund Statement"), a prospectus of Technology Fund dated June 30, 1998, as supplemented (the "Technology Fund Prospectus"), a statement of additional information relating to Technology Fund, dated June 30, 1998 (the "Technology Fund Statement") and an Annual Report to Shareholders of Technology Fund dated March 31, 1999, have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Technology Fund or Global Technology Fund at the address above, or by calling 1-800-456-4587, ext. 123.


                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

    This Proxy Statement and Prospectus sets forth concisely the information about Global Technology Fund that stockholders of Technology Fund should know before considering the Reorganization and should be retained for future reference. Technology Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.


    A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Technology Fund and Global Technology Fund, is on file with the Commission. It is available from Global Technology Fund without charge, upon oral request by calling the toll free telephone number set forth above or upon written request by writing Global Technology Fund at its principal executive offices. The Statement of Additional Information, dated June 3, 1999 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Technology Fund Prospectus, the Technology Fund Prospectus, the Global Technology Fund Statement, the Technology Fund Statement, other material incorporated by reference and other information regarding the Funds.


    The address of the principal executive offices of both Technology Fund and Global Technology Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.
                            ------------------------

        THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS JUNE 3, 1999.

                               TABLE OF CONTENTS


                                                              PAGE
INTRODUCTION................................................    3
SUMMARY.....................................................    3
  The Reorganization........................................    3
  Pro Forma Fee Table for Class A and Class B Stockholders
     of Technology Fund, Global Technology Fund and the
     Combined Fund as of March 31, 1999 (unaudited).........    5
  Pro Forma Fee Table for Class C and Class D Stockholders
     of Technology Fund, Global Technology Fund and the
     Combined Fund as of March 31, 1999 (unaudited).........    6
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   11
COMPARISON OF THE FUNDS.....................................   14
  Financial Highlights......................................   14
  Investment Objectives and Policies........................   17
  Other Investment Policies.................................   20
  Information Regarding Options, Futures and Foreign
     Exchange Transactions..................................   21
  Investment Restrictions...................................   21
  Management................................................   21
  Purchase of Shares........................................   22
  Redemption of Shares......................................   22
  Performance...............................................   23
  Stockholder Rights........................................   23
  Dividends and Distributions...............................   24
  Automatic Dividend Reinvestment Plan......................   24
  Tax Information...........................................   24
  Portfolio Transactions....................................   24
  Portfolio Turnover........................................   24
  Additional Information....................................   24
THE REORGANIZATION..........................................   25
  General...................................................   25
  Procedure.................................................   26
  Terms of the Agreement and Plan of Reorganization.........   26
  Potential Benefits to Stockholders as a Result of the
     Reorganization.........................................   27
  Tax Consequences of the Reorganization....................   28
  Capitalization............................................   29
INFORMATION CONCERNING THE SPECIAL MEETING..................   30
  Date, Time and Place of Meeting...........................   30
  Solicitation, Revocation and Use of Proxies...............   30
  Record Date and Outstanding Shares........................   30
  Security Ownership of Certain Beneficial Owners and
     Management of Technology Fund and Global Technology
     Fund...................................................   30
  Voting Rights and Required Vote...........................   31
ADDITIONAL INFORMATION......................................   32
LEGAL PROCEEDINGS...........................................   33
LEGAL OPINIONS..............................................   33
EXPERTS.....................................................   33
STOCKHOLDER PROPOSALS.......................................   34
EXHIBIT I--AMENDED AGREEMENT AND PLAN OF REORGANIZATION.....  I-1

                                  INTRODUCTION


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Technology Fund for use at the Meeting to be held at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey on August 11, 1999, at 9:00 a.m., Eastern time. The mailing address for Technology Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is June 7, 1999.



     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Technology Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization.



     Approval of the Agreement and Plan of Reorganization will require the affirmative vote of Technology Fund stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve or disapprove the Agreement and Plan of Reorganization. See "Information Concerning the Special Meeting."


     The Board of Directors of Technology Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Technology Fund by Global Technology Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Global Technology Fund to the stockholders of Technology Fund; and (ii) the subsequent deregistration and dissolution of Technology Fund.

THE REORGANIZATION


     At a meeting of the Board of Directors of Technology Fund held on May 25, 1999, the Board of Directors of Technology Fund approved a proposal that Global Technology Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Technology Fund in exchange solely for shares of Global Technology Fund to be distributed to the stockholders of Technology Fund.



     Based upon their evaluation of all relevant information, the Directors of Technology Fund have determined that the Reorganization will potentially benefit the stockholders of Technology Fund. Specifically, after the Reorganization, Technology Fund stockholders will remain invested in an open-end fund that has a substantially similar investment objective to that of Technology Fund. Since the net assets of Global Technology Fund as of March 31, 1999 were approximately $849.1 million and will increase by approximately $481.4 million (the net asset value of Technology Fund as of March 31, 1999) as a result of the Reorganization, Technology Fund stockholders are likely to experience certain benefits, including, without limitation, lower expenses per share, economies of scale and greater flexibility in portfolio management. In addition, the management fee is likely to be reduced because the net assets of the Combined Fund will exceed Global Technology Fund's breakpoint of $1 billion. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

     The Board of Directors of Technology Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Technology Fund and that the interests of existing Technology Fund stockholders will not be diluted as a result of effecting the Reorganization.


     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Technology Fund, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Technology Fund and the Board of Directors of Global Technology Fund; (ii) by the Board of Directors of Technology Fund if any condition to Technology Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Technology Fund if any condition to Global Technology Fund's obligations has not been fulfilled or waived by such Board.

  PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF TECHNOLOGY FUND,
                             GLOBAL TECHNOLOGY FUND

             AND THE COMBINED FUND AS OF MARCH 31, 1999 (UNAUDITED)



                                                        CLASS A SHARES                              CLASS B SHARES(B)
                                         ---------------------------------------------   ----------------------------------------
                                                     ACTUAL                                         ACTUAL
                                         ------------------------------                  ----------------------------
                                          TECHNOLOGY        GLOBAL         PRO FORMA     TECHNOLOGY       GLOBAL        PRO FORMA
                                             FUND       TECHNOLOGY FUND     COMBINED        FUND      TECHNOLOGY FUND   COMBINED
                                          ----------    ---------------    ---------     ----------   ---------------   ---------
STOCKHOLDER FEES (FEES PAID DIRECTLY
  FROM YOUR INVESTMENT)(a):
    Maximum Sales Charge (Load) imposed
      on purchases (as a percentage of
      offering price)                       5.25%(c)        5.25%(c)         5.25%(c)      None           None            None
    Maximum Deferred Sales Charge
      (Load)(as a percentage of
      original purchase price or
      redemption proceeds, whichever
      is lower)                              None(d)         None(d)          None(d)      4.0%(c)       4.0%(c)          4.0%(c)
    Maximum Sales Charge (Load) imposed
      on Dividend Reinvestments              None           None              None        None           None            None
    Redemption Fee                           None           None              None        None           None            None
    Exchange Fee                             None           None              None        None           None            None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS):
    Management Fees(e)                      1.00%           1.00%            1.00%        1.00%         1.00%            1.00%
    Distribution and/or Service (12b-1)
      Fees(f)                                None           None              None        1.00%         1.00%            1.00%
    Other Expenses (including transfer
      agency fees)(g)                       0.38%           0.25%            0.23%        0.42%         0.27%            0.24%
                                            -----           -----            -----        -----         -----            -----
    Total Annual Fund Operating
      Expenses                              1.38%           1.25%            1.23%        2.42%         2.27%            2.24%
                                            =====           =====            =====        =====         =====            =====


---------------

Footnotes appear on next page.

  PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF TECHNOLOGY FUND,
                             GLOBAL TECHNOLOGY FUND

             AND THE COMBINED FUND AS OF MARCH 31, 1999 (UNAUDITED)



                                                        CLASS C SHARES                                CLASS D SHARES
                                         ---------------------------------------------   ----------------------------------------
                                                     ACTUAL                                         ACTUAL
                                         ------------------------------                  ----------------------------
                                          TECHNOLOGY        GLOBAL         PRO FORMA     TECHNOLOGY       GLOBAL        PRO FORMA
                                             FUND       TECHNOLOGY FUND     COMBINED        FUND      TECHNOLOGY FUND   COMBINED
                                          ----------    ---------------    ---------     ----------   ---------------   ---------
STOCKHOLDER FEES (FEES PAID DIRECTLY
  FROM YOUR INVESTMENT)(a):
    Maximum Sales Charge (Load) imposed
      on purchases (as a percentage of
      offering price)                        None           None              None        5.25%(c)       5.25%(c)        5.25%(c)
    Maximum Deferred Sales Charge
      (Load)(as a percentage of
      original purchase price or
      redemption proceeds, whichever is
      lower)                               1.0%(c)         1.0%(c)          1.0%(c)       None(d)        None(d)         None(d)
    Maximum Sales Charge (Load) imposed
      on Dividend Reinvestments              None           None              None        None           None            None
    Redemption Fee                           None           None              None        None           None            None
    Exchange Fee                             None           None              None        None           None            None
  ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM
    FUND ASSETS):
    Management Fees(e)                      1.00%           1.00%            1.00%        1.00%         1.00%            1.00%
    Distribution and/or Service (12b-1)
      fees(f)                               1.00%           1.00%            1.00%        0.25%         0.25%            0.25%
    Other Expenses (including transfer
      agency fees)(g)                       0.44%           0.28%            0.27%        0.37%         0.25%            0.22%
                                          --------        --------         --------     --------      --------         --------
    Total Annual Fund Operating
      Expenses                              2.44%           2.28%            2.27%        1.62%         1.50%            1.47%
                                             ---            -----             ---        ------        --------          -----
                                             ---            -----             ---        ------        --------          -----


---------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.


(b) Class B shares automatically convert to Class D shares about eight years after initial purchase and will no longer be subject to distribution fees. See "Comparison of the Funds--Purchase of Shares."


(c) Some investors may qualify for reductions in the sales charge (load). See "Comparison of the Funds--Purchase of Shares."


(d) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.


(e) Global Technology Fund pays, and the Combined Fund will pay, the Manager a fee at the annual rate of 1.00% of the average daily net assets of the Fund not exceeding $1.0 billion and 0.95% of the average daily net assets in excess of $1.0 billion. For the period June 26, 1998 (commencement of operations) to March 31, 1999, the Manager received a fee from Global Technology Fund equal to 1.00% of the Fund's average daily net assets.


(f) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and in all other Fund materials. If a stockholder holds Class B or Class C for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.


(g) The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent's out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the period June 26, 1998 (commencement of operations) to March 31, 1999, Global Technology Fund paid the Transfer Agent fees totaling $624,217, and for the fiscal year ended March 31, 1999, Technology Fund paid the Transfer Agent fees totaling $1,345,959. The Manager provides accounting services to the Fund at its cost. For the period June 26, 1998 (commencement of operations) to March 31, 1999, Global Technology Fund reimbursed the Manager $65,791 for these services, and for the fiscal year ended March 31, 1999, Technology Fund reimbursed the Manager $84,186 for these services.

EXAMPLES:


These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES IF YOU DID REDEEM YOUR SHARES:



                                                     1 YEAR            3 YEARS            5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------
 Class A
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $658              $  939             $1,241             $2,095
    Global Technology Fund                             646                 901              1,175              1,957
    Combined Fund**                                    644                 895              1,165              1,935
----------------------------------------------------------------------------------------------------------------------
 Class B
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $645              $  955             $1,291             $2,571*
    Global Technology Fund                             630                 909              1,215              2,417*
    Combined Fund**                                    627                 900              1,200              2,386*
----------------------------------------------------------------------------------------------------------------------
 Class C
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $347              $  761             $1,301             $2,776
    Global Technology Fund                             331                 712              1,220              2,615
    Combined Fund**                                    330                 709              1,215              2,605
----------------------------------------------------------------------------------------------------------------------
 Class D
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $681              $1,009             $1,360             $2,346
    Global Technology Fund                             670                 974              1,300              2,222
    Combined Fund**                                    667                 965              1,286              2,190



EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:



                                                     1 YEAR            3 YEARS            5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------
 Class A
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $658              $  939             $1,241             $2,095
    Global Technology Fund                             646                 901              1,175              1,957
    Combined Fund**                                    644                 895              1,165              1,935
----------------------------------------------------------------------------------------------------------------------
 Class B
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $245              $  755             $1,291             $2,571*
    Global Technology Fund                             230                 709              1,215              2,417*
    Combined Fund**                                    227                 700              1,200              2,386*
----------------------------------------------------------------------------------------------------------------------
 Class C
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $247              $  761             $1,301             $2,776
    Global Technology Fund                             231                 712              1,220              2,615
    Combined Fund**                                    230                 709              1,215              2,605
----------------------------------------------------------------------------------------------------------------------
 Class D
----------------------------------------------------------------------------------------------------------------------
    Technology Fund                                   $681              $1,009             $1,360             $2,346
    Global Technology Fund                             670                 974              1,300              2,222
    Combined Fund**                                    667                 965              1,286              2,190


---------------

 * Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.


** Assuming the Reorganization had taken place on March 31, 1999.

     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Technology Fund or Global Technology Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."


BUSINESS OF TECHNOLOGY FUND  Technology Fund was incorporated under the laws of the State of Maryland on August 27, 1991 and commenced operations on April 27, 1992. Technology Fund is a non-diversified, open-end management investment company.


                             As of March 31, 1999, Technology Fund had net assets of $481,385,732.


BUSINESS OF GLOBAL
 TECHNOLOGY FUND             Global Technology Fund was incorporated under the
                             laws of the State of Maryland on March 24, 1998 and commenced operations on June 26, 1998. Global
                             Technology Fund is a diversified, open-end management investment company.


                             As of March 31, 1999, Global Technology Fund had net assets of $849,064,124.



COMPARISON OF THE FUNDS      Investment Objectives.  The investment objectives
                             of Global Technology Fund and Technology Fund are substantially similar, although Global Technology
                             Fund is a diversified investment company and Technology Fund is nondiversified. Each Fund seeks long-term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from technology related industries.



                             Investment Policies. Global Technology Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of technology related issuers from at least three different countries. To a lesser extent, Global Technology Fund may invest in securities convertible into common stock, preferred stock, rights to subscribe for common stock and other investments the return on which is determined by the performance of a particular common stock or a basket or index of common stocks.



                             Technology Fund's investment policy permits the management of Technology Fund to vary its policies as to geographic diversification and types of securities; it is expected, however, that its assets will be invested in several countries, primarily the United States, Japan and Western European nations. Technology Fund's current emphasis is placed on equity securities, but substantial portions of its assets may be invested in debt securities, convertible securities or non-convertible preferred stocks.


                             Both Global Technology Fund and Technology Fund may invest heavily in securities denominated in currencies other than the United States dollar.


                             Each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. Neither Fund is required to use hedging and each may choose not to do so.



                             Neither Global Technology Fund nor Technology Fund may borrow money or pledge its assets, except that each Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding
                             33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, and may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.


                             Advisory Fees. The investment adviser for both Technology Fund and Global Technology Fund is MLAM. MLAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund.

                             Paul G. Meeks serves as portfolio manager for both Funds. Mr. Meeks has served as Portfolio Manager of Global Technology Fund since its inception (June 26, 1998) and was appointed Portfolio Manager of Technology Fund in August 1998.

                             Pursuant to a management agreement between Global Technology Fund and MLAM, Global Technology Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund not exceeding $1.0 billion and 0.95% of the average daily net assets of the Fund in excess of $1.0 billion; pursuant to a management agreement between Technology Fund and MLAM, Technology Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, the advisory fee paid by the Combined Fund would be at Global Technology Fund's rate. See "Summary--Pro Forma Fee Tables" and "Comparison of the Funds--Management."

                             MLAM has retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each management agreement.

                             Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The Class A, Class B, Class C and Class D shares issued by Global Technology Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Technology Fund, except that they represent ownership interests in a different investment portfolio. See "Comparison of the Funds--Purchase of Shares."


                             Expense Ratio. The total operating expense ratio for Class A shares as of March 31, 1999 was 1.38% for Technology Fund and 1.25% for Global Technology Fund. If the Reorganization had taken place on that date, the total operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 1.23%.


                             The foregoing expense ratios are for Class A shares. Such ratios would differ for Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See "Summary--Pro Forma Fee Tables."

                             Purchase of Shares. Shares of Global Technology Fund are offered continuously for sale to the public in substantially the same manner as shares of Technology Fund. See "Comparison of the Funds--Purchase of Shares."

                             Redemption of Shares. The redemption procedures for shares of Global Technology Fund are substantially the same as the redemption procedures for shares of Technology Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Technology Fund acquired by Technology Fund stockholders in the Reorganization, the holding period of Technology Fund shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Global Technology Fund acquired in the Reorganization. See "Comparison of the Funds--Redemption of Shares."

                             Dividends and Distributions. Technology Fund's policies with respect to dividends and distributions are substantially the same as those of Global Technology Fund. See "Comparison of the Funds--Dividends and Distributions."


                             Net Asset Value. Both Technology Fund and Global Technology Fund determine net asset value of each class of shares once daily 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time), on each day during which the NYSE is open for trading. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."



                             Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See "Comparison of the Funds--Additional Information--Capital Stock."



                             Other Significant Considerations. Stockholder services, including exchange privileges, available to Technology Fund and Global Technology Fund stockholders are substantially the same. See "Comparison of the Funds--Additional Information--Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds--Additional Information-- Stockholder Services."



TAX CONSIDERATIONS           Technology Fund and Global Technology Fund jointly
                             have received a favorable private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither
                             Technology Fund nor Global Technology Fund will recognize gain or loss on the transaction, and Technology Fund stockholders will not recognize gain or loss on the exchange of their shares of Technology Fund stock for Corresponding Shares of
                             Global Technology Fund. The Reorganization will not affect the status of Global Technology Fund as a regulated investment company.



                             As of April 30, 1999, Technology Fund has significant undistributed net realized capital losses, which are almost completely offset by its net unrealized appreciation. As of the same date, Global Technology Fund has some undistributed net realized capital gains and a significant amount of net unrealized appreciation. After the Reorganization, Technology Fund stockholders will share in the net unrealized appreciation of Global Technology Fund and, to the extent such appreciation is realized, will be subject to any tax consequences related to that appreciation. Also, after the Reorganization, current Global Technology Fund stockholders will benefit from the ability of Global Technology Fund to share in a portion of the undistributed net realized capital losses of Technology Fund, which can be used to offset realized capital gains. It is expected that over time the reduction in expenses experienced by Technology Fund stockholders as a result of the Reorganization may in whole or in part offset any potential increased tax liability.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Global Technology Fund are substantially the same as those of Technology Fund. Such risks include investing in derivative instruments, illiquid securities and unrated debt securities as well as investing on an international basis and in the technology sector. As a result of the Reorganization, the risk factors applicable to Technology Fund will be modified by (i) the elimination of the risks associated with non-diversification currently applicable to Technology Fund and (ii) the short operating history of Global Technology Fund, which commenced operations on June 26, 1998.

     Investments in Technology. Technology oriented investment companies such as the Funds, as with other sector funds, may be subject to rapidly changing asset inflows and outflows, which could affect portfolio management and investment decisions. Moreover, the Funds' investments in securities of technology related issuers present certain risks that may not exist to the same degree in other types of investments. Technology securities, in general, tend to be relatively volatile as compared to other types of investments. Any such volatility will be reflected in changes in the Funds' net asset value. While volatility may create investment opportunities, it does entail risk.


     While the Funds will invest in the securities of entities in a variety of industries considered by MLAM to be technology related, many of those entities share common characteristics which may affect an investment in the Funds. For example, industries throughout the technology field include many smaller and less seasoned issuers. Although the Funds will seek to invest primarily in well established companies that are typically large and mid-cap issuers, the Funds also may invest in smaller issuers. These types of issuers may present greater opportunities for capital appreciation, but may also involve greater risks. Such small-cap issuers may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, the securities of smaller issuers trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements or may be more sensitive to market fluctuations than the securities of larger, more established companies. The issuers in which the Funds invest are also strongly affected by worldwide scientific or technological developments, and their products may rapidly fall into obsolescence. Certain of such issuers also offer products or services that are subject to governmental regulations and may, therefore, be affected adversely by governmental policies.


     Investing on an International Basis. Because a substantial portion of each Fund's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

     As a result of these potential risks, MLAM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Both Funds may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets.


     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries that have smaller, emerging capital markets, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.


     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.



     Derivative Investments. Each Fund may engage in transactions in certain instruments that may be characterized as derivatives. These instruments include various types of options, futures and options thereon. The Funds may engage in these transactions for hedging purposes to enhance total return or to gain exposure to equity markets.


     Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested by each respective Fund in such instruments.

     Illiquid Securities. Global Technology Fund may invest up to 15% of its net assets and Technology Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid (including, in the case of Technology Fund, venture capital investments). Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.

     Withholding and Other Taxes. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. The Funds intend, unless ineligible, to elect to "pass-through" to their respective stockholders the amount of foreign taxes paid by that Fund. If certain holding period requirements are met, the taxes passed through to stockholders will be included in each stockholder's income and could potentially be offset by either a deduction or a credit. Certain stockholders, including non-U.S. stockholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid at the Fund level. Non-U.S. stockholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Funds, but would not give rise to a credit or deduction for stockholders.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS


     Global Technology Fund. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Global Technology Fund by Deloitte & Touche LLP, independent auditors. Financial information is not presented prior to June 26, 1998 since no shares were publicly issued prior to that date.


     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                   FOR THE PERIOD
                                                          JUNE 26, 1998+ TO MARCH 31, 1999
                                                ----------------------------------------------------
                                                CLASS A       CLASS B        CLASS C        CLASS D
                                                -------       --------       --------       --------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $ 10.00       $  10.00       $  10.00       $  10.00
                                                -------       --------       --------       --------
Investment loss--net                               (.05)          (.13)          (.13)          (.07)
Realized and unrealized gain on
  investments--net                                 3.64           3.61           3.61           3.63
                                                -------       --------       --------       --------
Total from investment operations                   3.59           3.48           3.48           3.56
                                                -------       --------       --------       --------
Net asset value, end of period                  $ 13.59       $  13.48       $  13.48       $  13.56
                                                =======       ========       ========       ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share                35.90%#        34.80%#        34.80%#        35.60%#
                                                =======       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                           1.25%*         2.27%*         2.28%*         1.50%*
                                                =======       ========       ========       ========
Investment loss--net                               (.74)%*       (1.76)%*       (1.76)%*       (1.00)%*
                                                =======       ========       ========       ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $41,382       $565,111       $127,461       $115,110
                                                =======       ========       ========       ========
Portfolio turnover                                49.72%         49.72%         49.72%         49.72%
                                                =======       ========       ========       ========


---------------

  +  Commencement of operations.
  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  #  Aggregate total investment return.


     Technology Fund. The financial information in the following table has been audited in conjunction with the annual audits of the financial statements of Technology Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                 CLASS A+
                                     ----------------------------------------------------------------
                                                       FOR THE YEAR ENDED MARCH 31,
                                     ----------------------------------------------------------------
                                       1999          1998          1997          1996          1995
                                     --------      --------      --------      --------      --------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year   $   4.27      $   5.07      $   4.82      $   4.89      $   5.17
                                     --------      --------      --------      --------      --------
Investment income (loss)--net            (.04)         (.04)         (.03)         (.03)          .05
Realized and unrealized gain on
 investments and foreign currency
 transactions--net                       1.33           .46           .72           .28           .11
                                     --------      --------      --------      --------      --------
Total from investment operations         1.29           .42           .69           .25           .16
                                     --------      --------      --------      --------      --------
Less dividends and distributions:
 Investment income--net                    --            --            --            --          (.02)
 In excess of investment
   income--net                             --            --            --            --          (.01)
 Realized gain on investments--net         --         (1.06)         (.44)         (.17)         (.05)
 In excess of realized gain on
   investments--net                        --          (.16)           --          (.15)         (.36)
                                     --------      --------      --------      --------      --------
Total dividends and distributions          --         (1.22)         (.44)         (.32)         (.44)
                                     --------      --------      --------      --------      --------
Net asset value, end of year         $   5.56      $   4.27      $   5.07      $   4.82      $   4.89
                                     ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share      30.21%         3.96%        14.60%         5.15%         2.86%
                                     ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                 1.38%         1.27%         1.30%         1.31%         1.33%
                                     ========      ========      ========      ========      ========
Investment income (loss)--net           (1.01)%        (.82)%        (.63)%        (.62)%         .87%
                                     ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)                          $214,431      $211,443      $222,118      $246,909      $254,188
                                     ========      ========      ========      ========      ========
Portfolio turnover                     155.34%       206.40%       176.51%       108.36%       175.57%
                                     ========      ========      ========      ========      ========

                                                                 CLASS B+
                                     ----------------------------------------------------------------
                                                       FOR THE YEAR ENDED MARCH 31,
                                     ----------------------------------------------------------------
                                       1999          1998          1997          1996          1995
                                     --------      --------      --------      --------      --------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year   $   4.06      $   4.89      $   4.66      $   4.78      $   5.08
                                     --------      --------      --------      --------      --------
Investment income (loss)--net            (.08)         (.09)         (.08)         (.09)         (.01)
Realized and unrealized gain on
 investments and foreign currency
 transactions--net                       1.25           .46           .69           .29           .11
                                     --------      --------      --------      --------      --------
Total from investment operations         1.17           .37           .61           .20           .10
                                     --------      --------      --------      --------      --------
Less dividends and distributions:
 Investment income--net                    --            --            --            --            --++
 In excess of investment
   income--net                             --            --            --            --            --++
 Realized gain on investments--net         --         (1.05)         (.38)         (.17)         (.05)
 In excess of realized gain on
   investments--net                        --          (.15)           --          (.15)         (.35)
                                     --------      --------      --------      --------      --------
Total dividends and distributions          --         (1.20)         (.38)         (.32)         (.40)
                                     --------      --------      --------      --------      --------
Net asset value, end of year         $   5.23      $   4.06      $   4.89      $   4.66      $   4.78
                                     ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share      28.82%         3.09%        13.20%         4.21%         1.78%
                                     ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                 2.42%         2.31%         2.35%         2.34%         2.38%
                                     ========      ========      ========      ========      ========
Investment income (loss)--net           (2.04)%       (1.85)%       (1.66)%       (1.65)%        (.10)%
                                     ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)                          $219,062      $285,193      $375,630      $553,819      $614,935
                                     ========      ========      ========      ========      ========
Portfolio turnover                     155.34%       206.40%       176.51%       108.36%       175.57%
                                     ========      ========      ========      ========      ========


---------------

*  Total investment returns exclude the effects of sales loads.


+  Based on average shares outstanding.


++ Amount is less than $.01 per share.

               TECHNOLOGY FUND--FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                 CLASS C++
                                   ---------------------------------------------------------------------
                                                 FOR THE YEAR ENDED                     FOR THE PERIOD
                                                     MARCH 31,                         OCTOBER 21, 1994+
                                   ----------------------------------------------        TO MARCH 31,
                                    1999         1998         1997         1996              1995
                                   -------      -------      -------      -------      -----------------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                            $  4.03      $  4.87      $  4.64      $  4.76           $  5.75
                                   -------      -------      -------      -------           -------
Investment loss--net                  (.08)        (.09)        (.08)        (.09)               --
Realized and unrealized gain
 (loss) on investments
 and foreign currency
 transactions--net                    1.24          .45          .68          .29              (.62)
                                   -------      -------      -------      -------           -------
Total from investment operations      1.16          .36          .60          .20              (.62)
                                   -------      -------      -------      -------           -------
Less dividends and distributions:
   Investment income--net               --           --           --           --              (.02)
   In excess of investment
     income--net                        --           --           --           --              (.01)
   Realized gain on
     investments--net                   --        (1.05)        (.37)        (.17)             (.04)
   In excess of realized gain on
     investments--net                   --         (.15)          --         (.15)             (.30)
                                   -------      -------      -------      -------           -------
Total dividends and distributions       --        (1.20)        (.37)        (.32)             (.37)
                                   -------      -------      -------      -------           -------
Net asset value, end of period     $  5.19      $  4.03      $  4.87      $  4.64           $  4.76
                                   =======      =======      =======      =======           =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share                               28.78%        2.87%       13.19%        4.22%           (11.11)%#
                                   =======      =======      =======      =======           =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                              2.44%        2.33%        2.37%        2.36%             2.59%*
                                   =======      =======      =======      =======           =======
Investment loss--net                 (2.06)%      (1.87)%      (1.68)%      (1.69)%            (.02)%*
                                   =======      =======      =======      =======           =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                        $13,497      $15,424      $19,015      $31,090           $23,259
                                   =======      =======      =======      =======           =======
Portfolio turnover                  155.34%      206.40%      176.51%      108.36%           175.57%
                                   =======      =======      =======      =======           =======

                                                                       CLASS D++
                                         ---------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                     FOR THE PERIOD
                                                           MARCH 31,                         OCTOBER 21, 1994+
                                         ----------------------------------------------        TO MARCH 31,
                                          1999         1998         1997         1996              1995
                                         -------      -------      -------      -------      -----------------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                                  $  4.25      $  5.05      $  4.81      $  4.89           $  5.88
                                         -------      -------      -------      -------           -------
Investment loss--net                        (.05)        (.05)        (.04)        (.05)             (.02)
Realized and unrealized gain
 (loss) on investments
 and foreign currency
 transactions--net                          1.31          .46          .71          .29              (.60)
                                         -------      -------      -------      -------           -------
Total from investment operations            1.26          .41          .67          .24              (.62)
                                         -------      -------      -------      -------           -------
Less dividends and distributions:
   Investment income--net                     --           --           --           --              (.02)
   In excess of investment
     income--net                              --           --           --           --              (.01)
   Realized gain on
     investments--net                         --        (1.05)        (.43)        (.17)             (.04)
   In excess of realized gain on
     investments--net                         --         (.16)          --         (.15)             (.30)
                                         -------      -------      -------      -------           -------
Total dividends and distributions             --        (1.21)        (.43)        (.32)             (.37)
                                         -------      -------      -------      -------           -------
Net asset value, end of period           $  5.51      $  4.25      $  5.05      $  4.81           $  4.89
                                         =======      =======      =======      =======           =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share                                     29.65%        3.90%       14.09%        4.94%           (10.76)%#
                                         =======      =======      =======      =======           =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                    1.62%        1.52%        1.55%        1.56%             1.80%*
                                         =======      =======      =======      =======           =======
Investment loss--net                       (1.25)%      (1.07)%       (.88)%       (.89)%            (.81)%*
                                         =======      =======      =======      =======           =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                              $34,396      $34,712      $35,372      $43,858           $32,646
                                         =======      =======      =======      =======           =======
Portfolio turnover                        155.34%      206.40%      176.51%      108.36%           175.57%
                                         =======      =======      =======      =======           =======


---------------
*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Commencement of operations.

++  Based on average shares outstanding.

#  Aggregate total investment return.

INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives of Global Technology Fund and Technology Fund are substantially similar, although Global Technology Fund is a diversified investment company and Technology Fund is non-diversified. Each Fund seeks long-term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of MLAM, derive a substantial portion of their income from technology related industries. Global Technology Fund will pursue this objective by investing in a global portfolio of securities of issuers that are, and are expected to remain, leaders in their product or service niches as measured by market share and superiority in technology. In addition, part of Global Technology Fund's portfolio will be invested in issuers which management believes are likely to develop leadership positions. Technology Fund pursues this objective by investing in a global portfolio of securities of companies in various stages of development. Current income from dividends and interest will not be an important consideration for either Fund in selecting portfolio securities. The investment objective of each Fund described in the second sentence of this paragraph is a fundamental policy of each Fund and may not be changed without the approval of the holders of a majority of each Fund's outstanding voting securities.


     There can be no assurance that, after the Reorganization, Global Technology Fund will achieve its investment objective.

     The investment objective of the Funds is based upon the belief that continuing advances in technology are providing issuers throughout the world with opportunities to develop innovative products and services and that investment in such issuers offers significant long-term growth possibilities. Global Technology Fund invests in issuers offering products and services in telecommunications equipment, computers, semiconductors, networking, internet and on-line service companies, office automation, server hardware producers and software companies (e.g., design, consumer and industrial). Technology Fund invests in similar industries in addition to other companies substantially involved in the more general field of technology. Technology Fund also invests in energy conservation and development, new materials, specialty chemicals, aerospace and military technology. Neither Fund invests more than 25% of its total assets in any one industry.


     Both Funds invest in a portfolio of securities of issuers located throughout the world. Although there are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations it is presently anticipated that a majority of each Fund's assets will be invested in the securities of issuers domiciled in the United States, Japan and Western Europe. Western European countries include, among others, the United Kingdom, Germany, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. Each Fund may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in U.S. securities markets. As a result, when MLAM believes it is in the best interests of the shareholders of either Fund, that Fund may have few investments outside the United States.


     Securities. Since Global Technology Fund will invest primarily in issuers that are, and are expected to remain, leaders in their product or service niches, it is expected that investment emphasis will be given to issuers having large stock market capitalizations ($5 billion or more). It is contemplated, however, that a portion of Global Technology Fund's assets will be invested in issuers Global Technology Fund has identified as emerging leaders in their industries that would be considered mid-cap issuers (capitalization between $1 and $5 billion) or small-cap issuers (capitalization below $1 billion). Investments in issuers with lower market capitalization may involve special risks. See "Risk Factors and Special Considerations--Investments in Technology."

     There is no assurance that MLAM will be able to generate positive returns for Global Technology Fund, especially in light of the inherently volatile nature of the stock sector in which its assets are invested. While volatility may create investment opportunities, it does entail risk and may result in a high rate of portfolio turnover.

     Each Fund's investment emphasis is on equity securities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, rights to subscribe for common stock, and in the case of Global Technology Fund, preferred stocks and other investments the return on which is determined by the performance of a common stock or a basket or index of common stocks. Under normal conditions at least 65% of Global Technology Fund's assets will be invested in equity securities of technology related issuers from at least three different countries, including the United States. Technology Fund also invests at least 65% of its total assets in technology companies under normal conditions, but is not required to be diversified among different countries. Because of the inherently volatile nature of stocks in the technology sector, MLAM may be more likely to sell particular stocks and hold a large cash position in Technology Fund than it would in a mutual fund that invests in stocks of companies in a variety of other industries.

     Temporary Investments. Global Technology Fund reserves the right, as a temporary defensive measure, to hold in excess of 35% of its total assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"), the issuers of which may not be involved in technology. Under certain adverse investment conditions, Global Technology Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which MLAM determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Global Technology Fund normally would be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Technology Fund also reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other types of securities, the issuers of which may not be involved in technology, including non-convertible preferred stocks and investment grade debt securities and government and money market securities, in such proportions as, in the opinion of MLAM, prevailing market or economic conditions warrant. In the case of Technology Fund, no limit is stated as to the percentage of assets which may be invested in such Temporary Investments.

     Depositary Receipts. Both Global Technology Fund and Technology Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global Technology Fund may invest in unsponsored Depositary Receipts. Technology Fund may invest in unsponsored ADRs only. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Warrants. Global Technology Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

     Convertible Securities. Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Illiquid Securities. Global Technology Fund may invest up to 15% of its net assets and Technology Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. Global Technology Fund may invest in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

     Swap Agreements. Global Technology Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Global Technology Fund desires to lock in appreciation.


     Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Global Technology Fund will seek to lessen the risk to some extent by entering into a transaction only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Swap agreements also bear the risk that Global Technology Fund will not be able to meet its obligation to the counterparty. Global Technology Fund, however, will deposit in a segregated account with its custodian liquid securities, cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost Global Technology Fund initially to make an equivalent direct investment, plus or minus any amount Global Technology Fund is obligated to pay or is to receive under the swap agreement. Global Technology Fund will enter into a swap transaction only if, immediately following the time Global Technology Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which Global Technology Fund is a party would not exceed 5% of Global Technology Fund's total assets.


     Indexed and Inverse Securities. Global Technology Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, Global Technology Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, Global Technology Fund may invest in securities the potential return on which is based inversely on the change in an index. For example, Global Technology Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If Global Technology Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. Global Technology Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits Global Technology Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Investment in Other Investment Companies. Global Technology Fund may invest in other investment companies whose investment objectives and policies are consistent with those of Global Technology Fund. In accordance with the Investment Company Act, Global Technology Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, Global Technology Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If Global Technology Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in Global Technology Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by Global Technology Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Technology Fund is subject to a non-fundamental restriction by which it may invest in other investment companies to the extent permitted by applicable law, as described above.

OTHER INVESTMENT POLICIES

     Both Global Technology Fund and Technology Fund have adopted certain other investment policies as set forth below:


     Borrowings. Global Technology Fund and Technology Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, however, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, and may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Funds. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. See "Summary--Comparison of the Funds--Investment Policies."



     Hedging Techniques. Both Global Technology Fund and Technology Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. Neither Fund is required to use hedging and each may choose not to do so. For a description of hedging instruments and risks associated with investment in such instruments, see the Appendix titled "Investment Practices Involving the Use of Options, Futures and Foreign Exchange" in the Global Technology Fund Prospectus, and "Investment Objective and Policies--Hedging Techniques" in the Technology Fund Prospectus.


     Standby Commitment Agreements. Global Technology Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment in such agreements, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus.

     Repurchase Agreements and Purchase and Sale Contracts. Global Technology Fund may enter into repurchase agreements and purchase and sale contracts. For a description of repurchase agreements and the risks associated with investment in such agreements, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus.

     When-Issued Securities and Delayed Delivery Transactions. Global Technology Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. For a description of when-issued securities and delayed delivery transactions, including the risks associated with investment therein, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus.


     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 10% of its total assets in the case of Technology Fund, or 33 1/3% of its total assets in the case of Global Technology Fund, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.


INFORMATION REGARDING OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

     Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Global Technology Fund may utilize these strategies for hedging purposes, to enhance total return or to gain exposure to equity markets. Technology Fund may engage in such transactions to hedge its portfolio against investment, interest rate and currency risks. Each Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see the Appendix titled "Investment Practices Involving the Use of Options, Futures and Foreign Exchange," in the Global Technology Fund Prospectus and "Investment Objective and Policies--Hedging Techniques" in the Technology Fund Prospectus.

INVESTMENT RESTRICTIONS

     Other than as noted above under "Comparison of the Funds--Investment Objectives and Policies," Global Technology Fund and Technology Fund have identical investment restrictions. See "Investment Objective and Policies--Investment Restrictions" in the Global Technology Fund Statement and "Investment Objective and Policies--Investment Restrictions" in the Technology Fund Statement.

MANAGEMENT


     Directors. The Boards of Directors of Global Technology Fund and Technology Fund consist of eight individuals, six of whom are not "interested persons" as defined in the Investment Company Act. The same eight individuals serve on both Boards. After the Reorganization, the Board of Directors of Global Technology Fund will serve as the Board of Directors of the Combined Fund. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.


     The Directors of Global Technology Fund are:


     TERRY K. GLENN*--Executive Vice President of MLAM and its affiliate, Fund Asset Management, L.P. ("FAM"); Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services"); President and Director of Princeton Funds Distributor, Inc. ("PFD"); and President of Princeton Administrators, L.P.


     DONALD CECIL--Special Limited Partner of Cumberland Associates (an investment partnership).

     ROLAND M. MACHOLD--Retired Director of the Division of Investment of the State of New Jersey.

     EDWARD H. MEYER--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.


     ARTHUR ZEIKEL*--Retired Chairman of MLAM and FAM; retired Chairman and Director of Princeton Services; and retired Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.")


     EDWARD D. ZINBARG--Former Executive Vice President of The Prudential Insurance Company of America.
---------------
* Interested person, as defined by the Investment Company Act, of each of the Funds.

     Management and Advisory Arrangements. MLAM serves as the manager for both Global Technology Fund and Technology Fund pursuant to separate management agreements (each, a "Management Agreement") that, except for their fee structures and certain minor differences, are identical.


     Pursuant to the Management Agreement between Global Technology Fund and MLAM, Global Technology Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund not exceeding $1.0 billion and 0.95% of the average daily net assets of the Fund in excess of $1.0 billion. Pursuant to the Management Agreement between Technology Fund and MLAM, the Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, the Combined Fund will pay the management fee rate paid by Global Technology Fund.



     MLAM has retained MLAM U.K. as sub-adviser to each of Technology Fund and Global Technology Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each Management Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.



     After the Reorganization, on a pro forma combined basis, the total operating expenses of Global Technology Fund, as a percent of net assets, are expected to be less than the current operating expenses of Technology Fund. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Technology Fund stockholders. The Board of Directors of each of the Funds has determined that the Reorganization would be potentially beneficial to that Fund and the Fund's stockholders. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Summary--Pro Forma Fee Tables."


PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Technology Fund are substantially the same as those of Global Technology Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Merrill Lynch Select Pricing(SM) System" and "Purchase of Shares" in either the Global Technology Fund Prospectus or the Technology Fund Prospectus.

REDEMPTION OF SHARES

     The procedure for redeeming shares of Global Technology Fund is substantially the same as the procedure for redeeming shares of Technology Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Technology Fund acquired by Technology Fund stockholders in the Reorganization, the holding period of Technology Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Global

Technology Fund acquired in the Reorganization. See "Redemption of Shares" in either the Global Technology Fund Prospectus or the Technology Fund Prospectus.

PERFORMANCE

     General. The following tables provide performance information for each class of shares of Technology Fund and Global Technology Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                             GLOBAL TECHNOLOGY FUND
                             AGGREGATE TOTAL RETURN


                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
            PERIOD              CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
            ------              ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
Inception+ through 3/31/99        35.90       28.77        34.80       30.80        34.80       33.80        35.60       28.48


---------------

* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.



+ The Fund commenced operations on June 26, 1998.


                                TECHNOLOGY FUND
                          AVERAGE ANNUAL TOTAL RETURN


                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
            PERIOD              CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
            ------              ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
Year Ended 3/31/99                30.21       23.37        28.82       24.82        28.78       27.78        29.65       22.84
Five Years Ended 3/31/99          10.90        9.71         9.78        9.78           --          --           --          --
Inception** through 3/31/99       18.47       17.55        17.26       17.26         7.68        7.68         8.54        7.23


---------------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A and Class B shares commenced operations on April 27, 1992. Class C and Class D shares commenced operations on October 21, 1994.


STOCKHOLDER RIGHTS


     Stockholders of Global Technology Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Global Technology Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Global Technology Fund to be issued to Technology Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Global Technology Fund Prospectus. Each share of Global Technology Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Technology Fund are substantially identical to those described above.

DIVIDENDS AND DISTRIBUTIONS

     The current policy of Technology Fund with respect to dividends and distributions is substantially identical to the policy of Global Technology Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.


AUTOMATIC DIVIDEND REINVESTMENT PLAN



     Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the "Plan") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" in the Global Technology Fund Prospectus and in the Technology Fund Prospectus.



     After the Reorganization, a Technology Fund stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Technology Fund stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder's election with respect to the dividends of Global Technology Fund will control unless the stockholder specifically elects a different option at that time.



TAX INFORMATION



     The tax consequences associated with investment in shares of Technology Fund are substantially identical to the tax consequences associated with investment in shares of Global Technology Fund. See "Summary--Tax
Considerations" and "The Reorganization--Tax Consequences of the Reorganization" herein and "Taxes" in the Global Technology Fund Prospectus.


PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Technology Fund and Global Technology Fund. For a discussion of these procedures, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus and "Portfolio Transactions and Brokerage" in the Global Technology Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER


     Generally, neither Technology Fund nor Global Technology Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Technology Fund for its fiscal years ended March 31, 1998 and 1999 were 206.40% and 155.34%, respectively. The portfolio turnover rate for Global Technology Fund for the period June 26, 1998 (commencement of operations) to March 31, 1999 was 49.72%. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends.


ADDITIONAL INFORMATION


     Net Asset Value. Global Technology Fund and Technology Fund each determines the net asset value of each class of its shares once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. Eastern time), on each day during which the NYSE is open for trading. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Global Technology Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Global Technology Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Technology Fund and Global Technology Fund are substantially identical. For a description of these services, see "Stockholder Services" in the Global Technology Fund Prospectus.


     Custodian. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian of the cash and securities of Global Technology Fund. The principal business address of Brown Brothers is 40 Water Street, Boston, MA 02109. The Chase Manhattan Bank ("Chase") acts as custodian for Technology Fund. Chase's principal business address is 4 Chase MetroTech Center, Brooklyn, New York 11245. It is presently anticipated that after the Reorganization Brown Brothers will serve as the custodian of the Combined Fund.


     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing
Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate transfer agency, dividend disbursing and service agreements with each of the Funds.

     Capital Stock. Technology Fund has an authorized capital of 800,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock. Class A and Class C each consists of 100,000,000 shares and Class B and Class D each consists of 300,000,000 shares. Global Technology Fund has an authorized capital of 500,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Technology Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Global Technology Fund.

     Stockholder Inquiries. Stockholder inquiries with respect to Technology Fund and Global Technology Fund may be addressed to either Fund by telephone at
(609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), Global Technology Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Technology Fund, in exchange solely for an equal aggregate value of shares to be issued by Global Technology Fund. Upon receipt by Technology Fund of such shares, Technology Fund will distribute the shares to the holders of shares of Technology Fund, as described below.

     Generally, the assets transferred by Technology Fund to Global Technology Fund will equal all investments of Technology Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) and all other assets of Technology Fund as of such time.


     Technology Fund will distribute the shares of Global Technology Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Technology Fund. The shares of Global Technology Fund received by Technology Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Technology Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "Terms of the Agreement and Plan of Reorganization--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Global Technology Fund in the names of all stockholders of Technology Fund, including stockholders holding Technology Fund shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Global Technology Fund representing such stockholder's interest previously credited to the account of Technology Fund. Stockholders holding Technology Fund shares in certificate form may receive certificates representing the Corresponding Shares of Global Technology Fund credited to their account in respect of such Technology Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Global Technology Fund would be issued at net asset value in exchange for the net assets of Technology Fund having a value equal to the aggregate net asset value of those shares of Technology Fund, the net asset value per share of Global Technology Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should result in virtually no dilution of net asset value of Global Technology Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a stockholder of Technology Fund likely would hold a smaller percentage of ownership in Global Technology Fund than he or she did in Technology Fund prior to the Reorganization.

PROCEDURE


     The Reorganization was considered and approved by the Board of Directors of each of the Funds at meetings held on October 21, 1998. At that time, the Board of Directors of Technology Fund called a special meeting of Technology Fund stockholders to be held on January 12, 1999 to consider and vote upon the Reorganization. Although a majority of those stockholders who did vote on the proposal voted in favor of it, the proposal did not receive the vote of the Technology Fund stockholders required for approval at the January 12, 1999 meeting or at subsequent adjournments.



     On May 25, 1999, the Board of Directors of Technology Fund, including all of the Directors present at the meeting who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to Technology Fund stockholders for approval. The Board of Directors of Global Technology Fund, including all of the Directors present at the meeting who are not interested persons, also approved the Agreement and Plan of Reorganization on May 25, 1999.



     If the stockholders of Technology Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the third calendar quarter of 1999.


     THE BOARD OF DIRECTORS OF TECHNOLOGY FUND RECOMMENDS THAT TECHNOLOGY FUND STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Technology Fund and Global Technology Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Additional Information--Determination of Net Asset Value" in the Global Technology Fund Prospectus. Purchase orders for Technology Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Technology Fund for purposes of the Reorganization; redemption requests with respect to Technology Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Technology Fund for purposes of the Reorganization.

     Distribution of Global Technology Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Global Technology Fund will issue to Technology Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Technology Fund as of the Valuation Time. Each holder of Technology Fund shares will receive, in exchange for his or her proportionate interest in Technology Fund, Corresponding Shares of Global Technology Fund of the same class and having the same aggregate net asset value as the Technology Fund shares held by such stockholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's board, legal fees incurred in preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, and accounting fees associated with each Fund's financial statements. The expenses of the Reorganization that are attributable to the transaction itself, including expenses in connection with obtaining the IRS private letter ruling, will be borne pro rata by each Fund according to its net assets as of the Valuation Time. These expenses are expected to include expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the Registration Statement on Form N-14 (including the Prospectus and Proxy Statement), Commission and other filing fees and legal and audit fees in connection with the Reorganization.

     Required Approvals. Under Technology Fund's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of Technology Fund stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Technology Fund to Global Technology Fund and the distribution of Corresponding Shares of Global Technology Fund to Technology Fund stockholders, Technology Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.


     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Technology Fund and Global Technology Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including that a registration statement on Form N-14 shall have become effective, approval of the Reorganization by Technology Fund stockholders, a favorable IRS private letter ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Technology Fund and Global Technology Fund being confirmed by the respective parties.


     Termination, Postponement and Waivers. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Technology Fund stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Technology Fund and Global Technology Fund; (ii) by the Board of Directors of Technology Fund if any condition to Technology Fund's obligations has not been fulfilled or waived by such Board; or
(iii) by the Board of Directors of Global Technology Fund if any condition to Global Technology Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION


     MLAM and the Board of Directors of Technology Fund have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Technology Fund stockholders will remain invested in an open-end fund that has an investment objective similar, though not identical, to that of Technology Fund. In addition, Technology Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

     Specifically, as described above under "Comparison of the Funds--Management--Management and Advisory Fees," after the Reorganization, on a pro forma basis, the total operating expenses of Global Technology Fund, as a percent of net assets, are expected to be less than the current operating expenses for Technology Fund. See "Summary--Pro Forma Fee Tables" and "--Comparison of the Funds--Expense Ratio." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Technology Fund stockholders. To illustrate the potential economies of scale for Technology Fund, on March 31, 1999, the total operating expense ratio for Technology Fund Class A shares was 1.38% (based on average daily net assets of approximately $443.5 million) and the total operating expense ratio for Global Technology Fund Class A shares was 1.25% (based on average daily net assets of approximately $603.5 million). If the Reorganization had taken place on that date, the total operating expense ratio for Global Technology Fund Class A shares on a pro forma basis would have been 1.23% (based on average daily net assets of approximately $1.0 billion).



     The following table sets forth (i) the net assets of Technology Fund as of its last four fiscal year ends and (ii) the net assets of Global Technology Fund as of June 30, 1998 and as of March 31, 1999.



GLOBAL TECHNOLOGY FUND      TECHNOLOGY FUND
----------------------   ---------------------
 AS OF     NET ASSETS     AS OF    NET ASSETS
--------  ------------   -------  ------------
6/30/98*  $439,392,080   3/31/96  $875,675,953
3/31/99   $849,064,124   3/31/97  $652,135,210
                         3/31/98  $546,772,119
                         3/31/99  $481,385,732


---------------
* Global Technology Fund commenced operations on June 26, 1998.


     The net assets of Technology Fund as of fiscal year end March 31, 1999 are below the level reached at fiscal year end March 31, 1996 and have decreased year-to-year since that date. The net assets of Global Technology Fund have almost doubled in the less than 12 months since Global Technology Fund's commencement of operations. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Technology Fund stockholders.



     The Board of Directors of Technology Fund has concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund has determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.


TAX CONSEQUENCES OF THE REORGANIZATION


     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Technology Fund and Global Technology Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Global Technology Fund intends to continue to so qualify after the Reorganization. Technology Fund and Global Technology Fund have jointly received a favorable private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Technology Fund and Global Technology Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Technology Fund upon the receipt of Corresponding Shares of Global Technology Fund in the Reorganization solely in exchange for their shares of Technology Fund; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Technology Fund received by the stockholders of Technology Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Technology Fund surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Global Technology Fund received by stockholders of Technology Fund in the Reorganization will include the holding period of the shares of Technology Fund immediately prior to the liquidation of

Technology Fund (provided that at the time of the Reorganization the shares of Technology Fund were held as capital assets); (v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Technology Fund on the asset transfer solely in exchange for Global Technology Fund shares or on the distribution of Global Technology Fund shares to Technology Fund stockholders under Section 361(c)(1); (vi) under Section 1032 of the Code, no gain or loss will be recognized by Global Technology Fund on the exchange of its shares for Technology Fund assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Technology Fund in the hands of Global Technology Fund will be the same as the tax basis of such assets in the hands of Technology Fund immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Global Technology Fund will include the holding period of such assets in the hands of Technology Fund; and (ix) the taxable year of Technology Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Technology Fund will succeed to and take into account certain tax attributes of Technology Fund, such as earnings and profits, capital loss carryovers and method of accounting.



     As of April 30, 1999, Technology Fund has significant undistributed net realized capital losses, which are almost completely offset by its net unrealized appreciation. As of the same date, Global Technology Fund has some undistributed net realized capital gains and a significant amount of net unrealized appreciation. After the Reorganization, Technology Fund stockholders will share in the net unrealized appreciation of Global Technology Fund and, to the extent such appreciation is realized, will be subject to any tax consequences related to that appreciation. Also, after the Reorganization, current Global Technology Fund stockholders will benefit from the ability of Global Technology Fund to share in a portion of the undistributed net realized capital losses of Technology Fund, which can be used to offset realized capital gains. It is anticipated that over time the reduction in expenses experienced by Technology Fund stockholders as a result of the Reorganization may in whole or in part offset any potential increased tax liability. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.


     Status as a Regulated Investment Company. Both Technology Fund and Global Technology Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Global Technology Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Technology Fund and distribution of shares of Global Technology Fund to Technology Fund stockholders, Technology Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION


     The following table sets forth as of March 31, 1999: (i) the capitalization of Technology Fund, (ii) the capitalization of Global Technology Fund and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.


    PRO FORMA CAPITALIZATION OF GLOBAL TECHNOLOGY FUND, TECHNOLOGY FUND AND

                       COMBINED FUND AS OF MARCH 31, 1999


                             GLOBAL TECHNOLOGY FUND


                                       CLASS A        CLASS B         CLASS C         CLASS D
                                     -----------    ------------    ------------    ------------
Total Net Assets:                    $41,382,488    $565,110,880    $127,461,077    $115,109,679
Shares Outstanding:                    3,046,001      41,921,763       9,456,040       8,488,698
  Net Asset Value Per Share:         $     13.59    $      13.48    $      13.48    $      13.56

                                TECHNOLOGY FUND


                                      CLASS A         CLASS B         CLASS C         CLASS D
                                    ------------    ------------    ------------    ------------
Total Net Assets:                   $214,430,701    $219,062,343    $ 13,496,926    $ 34,395,762
Shares Outstanding:                   38,587,524      41,924,879       2,601,788       6,238,529
  Net Asset Value Per Share:        $       5.56    $       5.23    $       5.19    $       5.51


                                 COMBINED FUND


                                      CLASS A         CLASS B         CLASS C         CLASS D
                                    ------------    ------------    ------------    ------------
Total Net Assets:*                  $255,836,556    $784,244,853    $140,970,879    $149,519,097
Shares Outstanding:                   18,829,456      58,172,517      10,457,356      11,025,184
  Net Asset Value Per Share:*       $      13.59    $      13.48    $      13.48    $      13.56


---------------

* Total Net Assets and Net Asset Value Per Share include the aggregate value of Technology Fund's net assets which would have been transferred to Global Technology Fund had the Reorganization been consummated on March 31, 1999. The data includes an accrual of estimated Reorganization expenses of $275,000. No assurance can be given as to how many shares of Global Technology Fund the Technology Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Technology Fund that actually will be received on or after such date.


                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING


     The Meeting will be held on August 11, 1999, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., Eastern time.


SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Technology Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan of Reorganization.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan of Reorganization will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of shares of Technology Fund at the close of business on May 28, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 87,108,927 shares of Technology Fund common stock issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GLOBAL TECHNOLOGY FUND


AND TECHNOLOGY FUND



     Except as set forth below, to the knowledge of Global Technology Fund, no person or entity owned beneficially or of record 5% or more of any class of shares of Global Technology Fund outstanding on the Record Date.



                      NAME AND ADDRESS                        CLASS OF SHARES  PERCENT OF CLASS(1)
                      ----------------                        ---------------  -------------------
Merrill Lynch Trust Company(2)..............................      Class A             22.7%
  P.O. Box 30532
  New Brunswick, NJ 08989
Merrill Lynch Trust Company(3)..............................      Class A             16.5%
  Trustee FBO MLSIP
  Investment Account
  P.O. Box 30532
  New Brunswick, NJ 08989
Merrill Lynch Trust Company(3)..............................      Class A              5.5%
  Trustee FBO MLRAP Plan
  Investment Account
  P.O. Box 30532
  New Brunswick, NJ 08989


---------------

(1) Assuming the Reorganization is consummated, such ownership percentages would be: Merrill Lynch Trust Company, 45.7% (including Technology Fund Class A shares owned prior to the Reorganization); FBO MSLIP Investment Account, 12.9% (including Technology Fund Class A shares owned prior to the Reorganization); and FBO MLRAP Plan Investment Account, 1.2%. These percentages are based on the pro forma capitalization of the Combined Fund as of March 31, 1999. See "The Reorganization--Capitalization."



(2) Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.



(3) These shares are included in the Class A share ownership of Merrill Lynch Trust Company reported above in this table.


     Except as set forth below, to the knowledge of Technology Fund, no person or entity owned beneficially or of record 5% or more of any class of shares of Technology Fund outstanding on the Record Date.


NAME AND ADDRESS                                              CLASS OF SHARES    PERCENT OF CLASS(1)
----------------                                              ---------------    -------------------
Merrill Lynch Trust Company(2)..............................  Class A                   49.0%
  P.O. Box 30532
  New Brunswick, NJ 08989
Merrill Lynch Trust Company(2)..............................  Class C                   37.0%
  P.O. Box 30532
  New Brunswick, NJ 08989
Merrill Lynch Trust Company(3)..............................  Class A                   21.0%
  Trustee FBO Chrysler Salaried
  Employees' Savings Plan
  265 Davidson Ave #4
  Somerset, NJ 08873
Merrill Lynch Trust Company(3)..............................  Class A                   11.8%
  Trustee FBO Chrysler Hourly
  Employees Deferred Pay Plan
  265 Davidson Ave #4
  Somerset, NJ 08873

NAME AND ADDRESS                                              CLASS OF SHARES    PERCENT OF CLASS(1)
----------------                                              ---------------    -------------------
Merrill Lynch Trust Company(3)..............................  Class A                   11.3%
  Trustee FBO MLSIP
  Investment Account
  P.O. Box 30532
  New Brunswick, NJ 08873
James H. Goodnight and......................................  Class D                    5.4%
  Ann B. Goodnight JTWROS
  900 Appletree Ln
  Cary, NC 27513


---------------

(1) Assuming the Reorganization is consummated, such ownership percentages would be: Merrill Lynch Trust Company 45.7% (Class A) (including Global Technology Fund Class A shares owned prior to the Reorganization) and 4.3% (Class C); FBO Chrysler Salaried Employees' Savings Plan, 17.2%; FBO Chrysler Hourly Employees Deferred Pay Plan, 9.7%; FBO MLSIP Investment Account, 12.9% (including Global Technology Fund Class A shares owned prior to the Reorganization); and James H. Goodnight and Ann B. Goodnight JTWROS, 1.3%. These percentages are based on the pro forma capitalization of the Combined Fund as of March 31, 1999. See "The Reorganization--Capitalization."


(2) Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

(3) These shares are included in the Class A share ownership of Merrill Lynch Trust Company reported above in this table.


     At the Record Date, the Directors and officers of Global Technology Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Global Technology Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.



     At the Record Date, the Directors and officers of Technology Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Technology Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.



VOTING RIGHTS AND REQUIRED VOTE


     For purposes of this Proxy Statement and Prospectus, each share of each class of Technology Fund is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of Technology Fund stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Technology Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Technology Fund may redeem his or her Technology Fund shares prior to the Reorganization.


     A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Technology Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of Technology Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Technology Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Technology Fund.


                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Global Technology Fund and Technology Fund pro rata according to the aggregate net assets of each Fund's portfolio at the Valuation Time. Such expenses are currently estimated to be $275,000.

     Technology Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Technology Fund and will reimburse certain persons that Technology Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Technology Fund.


     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Technology Fund. Technology Fund has retained Shareholder Communications, Inc., 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by Technology Fund of approximately $5,000, plus out-of-pocket expenses.


     Broker-dealer firms, including Merrill Lynch, holding shares of Technology Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan of Reorganization. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan of Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Technology Fund and Global Technology Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Technology Fund and Global Technology Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Technology Fund and Global Technology Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Technology Fund Prospectus, the Technology Fund Prospectus, the Global Technology Fund Statement, the Technology Fund Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Technology Fund or Global Technology Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Technology Fund and Global Technology Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS


     The financial highlights of Technology Fund and Global Technology Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Technology Fund must be received by Technology Fund in a reasonable time before Technology Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Technology Fund's proxy statement and form of proxy relating to the meeting.

                                          By Order of the Board of Directors,

                                          Robert E. Putney, III

                                          Secretary, Merrill Lynch Technology
                                          Fund, Inc.

                  AMENDED AGREEMENT AND PLAN OF REORGANIZATION



     THIS AMENDED AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 2nd day of June, 1999, by and between Merrill Lynch Global Technology Fund, Inc., a Maryland corporation ("Global Technology"), and Merrill Lynch Technology Fund, Inc., a Maryland corporation ("Technology").


                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Global Technology of substantially all of the assets, and the assumption of substantially all of the liabilities, of Technology in exchange solely for an equal aggregate value of newly issued shares of Global Technology's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Global Technology to the stockholders of Technology in exchange for their shares of common stock of Technology, each with a par value of $.10 per share, in liquidation of Technology, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Global Technology will be distributed to Technology stockholders as follows: each holder of Technology shares will be entitled to receive that class of shares of Global Technology having the same letter designation (e.g., Class A, Class B, Class C or Class D), and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any ("Corresponding Shares"), as the shares of Technology owned by such stockholder on the Exchange Date (as defined in Section 7 of this Agreement). The aggregate net asset value of the Corresponding Shares of Global Technology to be received by each stockholder of Technology will equal the aggregate net asset value of the Technology shares owned by such stockholder on the Exchange Date. In consideration therefor, on the Exchange Date, Global Technology shall acquire substantially all of Technology's assets and assume substantially all of Technology's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, Technology shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Technology and Technology hereby agree as follows:

     1. Representations and Warranties of Global Technology.

     Global Technology represents and warrants to, and agrees with, Technology that:

     (a) Global Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Technology has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Global Technology is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-8721), and such registration has not been revoked or rescinded and is in full force and effect. Global Technology has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

     (c) Technology has been furnished with a statement of assets and liabilities and a schedule of investments of Global Technology, each as of March 31, 1999, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Technology and an unaudited schedule of investments of Global Technology, each as of the Valuation Time, will be furnished to Technology at or prior to the Exchange Date for the purpose of determining the number of shares of Global Technology to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Technology as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.



     (d) Technology has been furnished with Global Technology's Annual Report to Stockholders for the period ended March 31, 1999 and the financial statements appearing therein fairly present the financial position of Global Technology as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.



     (e) Technology has been furnished with the prospectus and statement of additional information of Global Technology, each dated May 20, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.



     (f) Global Technology has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.



     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Technology, threatened against it which assert liability on the part of Global Technology or which materially affect its financial condition or its ability to consummate the Reorganization. Global Technology is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.



     (h) Global Technology is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.



     (i) There are no material contracts outstanding to which Global Technology is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Technology prior to the Valuation Time.



     (j) Global Technology has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since March 31, 1999, and those incurred in connection with the Reorganization. As of the Valuation Time, Global Technology will advise Technology in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.



     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Technology of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico).



     (l) The registration statement filed by Global Technology on Form N-14 relating to the shares of Global Technology to be issued pursuant to this Agreement which includes the proxy statement of Technology and the prospectus of Global Technology with respect to the transaction contemplated herein, and any supplement,
amendment or post-effective amendment thereto or any amendment or supplement to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Global Technology (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Technology for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.



     (m) Global Technology is authorized to issue 500,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.



     (n) Global Technology shares to be issued to Technology pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Technology will have any preemptive right of subscription or purchase in respect thereof.



     (o) At or prior to the Exchange Date, Global Technology shares to be transferred to Technology for distribution to the stockholders of Technology on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Global Technology presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.



     (p) At or prior to the Exchange Date, Global Technology will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Global Technology to Technology.


     2. Representations and Warranties of Technology.

     Technology represents and warrants to, and agrees with, Global Technology that:

     (a) Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Technology has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Technology is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-6407), and such registration has not been revoked or rescinded and is in full force and effect. Technology has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Technology shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Global Technology, with such additions thereto and deletions therefrom as may have arisen in the course of Technology's business up to the Valuation Time; and
(ii) all other assets owned by Technology or liabilities incurred as of the Valuation Time.

     (d) Technology has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


     (e) Global Technology has been furnished with a statement of assets and liabilities and a schedule of investments of Technology, each as of March 31, 1999, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Technology and an unaudited schedule of investments of Technology, each as of the Valuation Time, will be furnished to Global Technology at or prior to the Exchange Date for the purpose of determining the number of shares of Global Technology to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Technology as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.



     (f) Global Technology has been furnished with Technology's Annual Report to Stockholders for the year ended March 31, 1999 and the financial statements appearing therein fairly present the financial position of Technology as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


     (g) Global Technology has been furnished with the prospectus and statement of additional information of Technology, each dated June 30, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Technology, threatened against it which assert liability on the part of Technology or which materially affect its financial condition or its ability to consummate the Reorganization. Technology is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which Technology is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Technology prior to the Valuation Time.

     (j) Technology is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.


     (k) Technology has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since March 31, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Technology will advise Global Technology in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.


     (l) Technology has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Technology have been adequately provided for on its books, and no tax deficiency or liability of Technology has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, Technology will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Technology will have good and marketable title to all of the Investments, and Global Technology will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Technology of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Technology (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Technology for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (p) Technology is authorized to issue 800,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A and Class C Common Stock, each of which consists of 100,000,000 shares, and Class B and Class D Common Stock, each of which consists of 300,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (q) The books and records of Technology made available to Global Technology and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Technology.

     (r) Technology will not sell or otherwise dispose of any of the shares of Global Technology to be received in the Reorganization, except in distribution to the stockholders of Technology.

     3. The Reorganization.

     (a) Subject to receiving the requisite approval of the stockholders of Technology, and to the other terms and conditions contained herein, Technology agrees to convey, transfer and deliver to Global Technology and Global Technology agrees to acquire from Technology, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Technology, and assume substantially all of the liabilities of Technology, in exchange solely for that number of shares of Global Technology provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable Technology will distribute all shares of Global Technology received by it to its stockholders in exchange for their corresponding Technology shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Technology in the amounts due the stockholders of Technology based on their respective holdings in Technology as of the Valuation Time.


     (b) Technology will pay or cause to be paid to Global Technology any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Technology hereunder.



     (c) The Valuation Time shall be 4:00 P.M., Eastern time, on September 24, 1999, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


     (d) Global Technology will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Technology, except that recourse for such liabilities will be limited to the net assets of Technology acquired by Global Technology. The known liabilities of Technology as of the Valuation Time shall be confirmed in writing to Global Technology by Technology pursuant to Section 2(k) of this Agreement.

     (e) Global Technology and Technology will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Technology to Global Technology.

     (f) Technology will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

     4. Issuance and Valuation of Shares of Global Technology in the Reorganization.

     Full shares of Global Technology, and to the extent necessary, fractional shares of Global Technology, of an aggregate net asset value equal to the net asset value of the assets of Technology acquired, determined as hereinafter provided, reduced by the amount of liabilities of Technology assumed by Global Technology, shall be issued by Global Technology in exchange for such assets of Technology. The net asset value of Technology and Global Technology shall be determined in accordance with the procedures described in the prospectus of Global Technology as of the Valuation Time. Such valuation and determination shall be made by Global Technology in cooperation with Technology. Global Technology shall issue its Class A, Class B, Class C and Class D shares to Technology in certificates or share deposit receipts (one in respect of each class) registered in the name of Technology. Technology shall distribute Corresponding Shares of Global Technology to its stockholders by redelivering such certificates to Financial Data Services, Inc.

     5. Payment of Expenses.

     (a) With respect to expenses incurred in connection with the Reorganization, (i) Global Technology shall pay all expenses incurred which are attributable solely to Global Technology and the conduct of its business, (ii) Technology shall pay all expenses incurred which are attributable solely to Technology and the conduct of its business and (iii) Global Technology and Technology shall bear pro rata according to each Fund's net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation of the N-14 Registration Statement and the distribution of the Proxy Statement and Prospectus. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. All expenses associated with Technology's dissolution under Maryland law and the termination of Technology's registration as an investment company under the 1940 Act shall be paid by Global Technology following the Reorganization.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Covenants of Global Technology and Technology.

     (a) Technology agrees to call a special meeting of the stockholders of Technology as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Technology issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Global Technology and Technology each covenants to operate the business of Global Technology and Technology, respectively, as presently conducted between the date hereof and the Exchange Date.

     (c) Technology agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Global Technology shares other than to the stockholders of Technology and without first paying or adequately providing for the payment of all of Technology's liabilities not assumed by Global Technology, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Technology undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Technology has ceased to be a registered investment company.


     (e) Global Technology will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Technology and Technology agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.


     (f) Global Technology has no plan or intention to sell or otherwise dispose of the assets of Technology to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Technology and Global Technology each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Technology agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Technology for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Technology shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Technology with respect to Technology's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Technology (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Technology to the extent such expenses have been accrued by Technology in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) Technology agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Global Technology expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

     7. Exchange Date.

     (a) Delivery of the assets of Technology to be transferred, together with any other Investments, and the Global Technology shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Technology and Global Technology, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Technology shall cause such Investments to be transferred to Global Technology's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

     (b) Technology will deliver to Global Technology on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Global Technology hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Technology shall deliver to Global Technology a list of the names and addresses of all of the stockholders of record of Technology on the Exchange Date and the number of shares of Technology owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Technology or by its President.

     8. Technology Conditions.

     The obligations of Technology hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Technology, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Global Technology; and that Global Technology shall have delivered to Technology a copy of the resolution approving this Agreement adopted by Global Technology's Board of Directors, certified by the Secretary of Global Technology.


     (b) That Global Technology shall have furnished to Technology a statement of Global Technology's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Technology's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Technology since March 31, 1999, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.


     (c) That Global Technology shall have furnished to Technology a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Technology made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Technology has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


     (e) That Technology shall have received an opinion of Brown & Wood LLP, as counsel to both Global Technology and Technology, in form and substance satisfactory to Technology and dated the Exchange Date, to the effect that (i) each of Global Technology and Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Technology to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Global Technology, and no stockholder of Global Technology has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended and supplemented, or the by-laws of Global Technology or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Global Technology and Technology, and represents a valid and binding contract, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally and to general principles of equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Global Technology or Technology is a party or by which either Global Technology or Technology is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization or Maryland law; (v) Technology has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Technology will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Technology and Technology of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Global Technology nor Technology, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Global Technology, Technology or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Technology or Technology, the unfavorable outcome of which would materially and adversely affect Global Technology or Technology; (xii) all corporate actions required to be taken by Global Technology and Technology to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Global Technology and Technology; and (xiii) such opinion is solely for the benefit of Global Technology and Technology and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Technology or Technology contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Global Technology and Technology with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Global Technology and Technology.

     (f) That Technology shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Technology to Global Technology in exchange solely for shares of Global Technology as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Technology and Global Technology will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with
Section 361(a) of the Code, no gain or loss will be recognized to Technology as a result of the asset transfer solely in exchange for Global Technology shares or on the distribution of the Global Technology stock to Technology stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Technology on the receipt of assets of Technology in exchange for Global Technology shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of

Technology on the receipt of Corresponding Shares of Global Technology in exchange for their shares of Technology; (v) in accordance with Section 362(b) of the Code, the tax basis of the Technology assets in the hands of Global Technology will be the same as the tax basis of such assets in the hands of Technology immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Technology received by the stockholders of Technology in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Technology surrendered in exchange;
(vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Technology will be determined by including the period for which such stockholder held the shares of Technology exchanged therefor, provided, that such Technology shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Technology's holding period with respect to the Technology assets transferred will include the period for which such assets were held by Technology; and (ix) the taxable year of Technology will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Technology will succeed to and take into account certain tax attributes of Technology, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Global Technology and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Technology.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Technology, be contemplated by the Commission.

     (i) That Technology shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Technology, to the effect that (i) they are independent public accountants with respect to Global Technology within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements and supplementary information of Global Technology included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Technology and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Technology included in the N-14 Registration Statement, and inquiries of certain officials of Global Technology responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Technology and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Technology appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Technology or from schedules prepared by officials of Global Technology having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Technology or would prohibit the Reorganization.

     (k) That Technology shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Technology, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.


     9. Global Technology Conditions.

     The obligations of Global Technology hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Technology and by the affirmative vote of the holders of a majority of the shares of common stock of Technology issued and outstanding and entitled to vote thereon, voting together as a single class; and that Technology shall have delivered to Global Technology a copy of the resolution approving this Agreement adopted by Technology's Board of Directors, and a certificate setting forth the vote Technology stockholders obtained, each certified by the Secretary of Technology.


     (b) That Technology shall have furnished to Global Technology a statement of Technology's assets and liabilities, with values determined as provided in
Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Technology's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Technology's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Technology since March 31, 1999, other than changes in the Investments since that date or changes in the market value of the Investments.


     (c) That Technology shall have furnished to Global Technology a certificate signed by Technology's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Technology made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Technology has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.


     (d) That Technology shall have delivered to Global Technology a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Technology for the period ended March 31, 1999 (which returns originally were prepared and filed by Technology), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Technology for the period covered thereby; and that for the period from April 1, 1999, to and including the Exchange Date and for any taxable year of Technology ending upon the liquidation of Technology, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from April 1, 1999, to and including the Exchange Date and for any taxable year of Technology ending upon the liquidation of Technology or that Technology would not continue to qualify as a regulated investment company for Federal income tax purposes for the tax years in question.


     (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) That Global Technology shall have received an opinion of Brown & Wood LLP, as counsel to both Global Technology and Technology, in form and substance satisfactory to Global Technology and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Global Technology reasonably may deem necessary or desirable.

     (g) That Global Technology shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

     (h) That Global Technology shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Global Technology, to the effect that (i) they are independent public accountants with respect to Technology within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Technology included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Technology and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Technology included in the N-14 Registration Statement, and inquiries of certain officials of Technology responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Technology and Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Technology appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Technology or from schedules prepared by officials of Technology having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (i) That the Investments to be transferred to Global Technology shall not include any assets or liabilities which Global Technology, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Technology, be contemplated by the Commission.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Technology or would prohibit the Reorganization.


     (l) That Global Technology shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Technology, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.


     (m) That all proceedings taken by Technology and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Technology.


     (n) That prior to the Exchange Date, Technology shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

     10. Termination, Postponement and Waivers.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Technology) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Technology and Global Technology; (ii) by the Board of Directors of Technology if any condition of Technology's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Technology if any condition of Global Technology's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.


     (b) If the transactions contemplated by this Agreement have not been consummated by March 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Technology and Global Technology.


     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Technology or Global Technology or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Technology or Global Technology, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Technology and Global Technology have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Technology and Global Technology to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Technology nor Global Technology nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Technology or Global Technology against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Technology and Global Technology to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Technology unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Technology to be issued to Technology in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Technology prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Technology promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

     11. Indemnification.

     (a) Technology hereby agrees to indemnify and hold Global Technology harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Technology may incur or sustain by reason of the fact that (i) Global Technology shall be required to pay any corporate obligation of Technology, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Technology which were omitted or not fairly reflected in the financial statements to be delivered to Global Technology in connection with the Reorganization; (ii) any representa-tions or warranties made by Technology in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Technology has been breached in any material respect; or (iv) any claim is made alleging that
(a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Technology and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Technology by Global Technology.

     (b) Global Technology hereby agrees to indemnify and hold Technology harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Technology may incur or sustain by reason of the fact that (i) any representations or warranties made by Global Technology in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Global Technology has been breached in any material respect, or (iii) any claim is made alleging that
(a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Technology and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Technology by Technology.

     (c) In the event that any claim is made against Global Technology in respect of which indemnity may be sought by Global Technology from Technology under Section 11(a) of this Agreement, or in the event that any claim is made against Technology in respect of which indemnity may be sought by Technology from Global Technology under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Technology and Global Technology that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12. Other Matters.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Technology will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

     THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Technology's transfer agent with respect to such shares. Technology will provide Global Technology on the Exchange Date with the name of any Technology stockholder who is to the knowledge of Technology an affiliate of Technology on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.


     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Technology or Global Technology, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.


     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.


     (e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Technology and Global Technology are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                        MERRILL LYNCH GLOBAL TECHNOLOGY FUND,
                                        INC.


                                        BY:        /s/ TERRY K. GLENN

                                           -------------------------------------
                                                (TERRY K. GLENN, PRESIDENT)
ATTEST:


         /s/ JACLYN SCHECK

--------------------------------------

 (JACLYN SCHECK, ASSISTANT SECRETARY)


                                        MERRILL LYNCH TECHNOLOGY FUND, INC.


                                        BY:       /s/ DONALD C. BURKE

                                           -------------------------------------

                                           (DONALD C. BURKE, VICE PRESIDENT AND
                                                         TREASURER)

ATTEST:


         /s/ JACLYN SCHECK

--------------------------------------

 (JACLYN SCHECK, ASSISTANT SECRETARY)

                      STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Technology Fund, Inc. ("Technology Fund") and Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund") dated June 3, 1999 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Technology Fund at 1-800-456-4587, ext. 123, or by writing to Global Technology Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.


     Further information about Global Technology Fund is contained in and incorporated by reference to its Prospectus, dated May 20, 1998, and its Statement of Additional Information, dated May 20, 1998, which are incorporated by reference into this Statement of Additional Information. Global Technology Fund's Statement of Additional Information accompanies this Statement of Additional Information.


     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Technology Fund and Global Technology Fund, other material incorporated by reference and other information regarding Technology Fund and Global Technology Fund.



     The date of this Statement of Additional Information is June 3, 1999.

                               TABLE OF CONTENTS


General Information                                              2
Financial Statements                                             2
  Pro Forma Combined Schedule of Investments for Global
     Technology Fund and Technology Fund as of March 31,
     1999 (unaudited)                                          F-1
  Pro Forma Combined Statement of Assets and Liabilities for
     Global Technology Fund and Technology Fund as of March
     31, 1999 (unaudited)                                      F-4
  Pro Forma Combined Statement of Operations for Global
     Technology Fund and Technology Fund as of March 31,
     1999 (unaudited)                                          F-6


                              GENERAL INFORMATION


     The stockholders of Technology Fund are being asked to approve the acquisition of substantially all of the assets of Technology Fund, and the assumption of substantially all of the liabilities of Technology Fund, by Global Technology Fund in exchange solely for an equal aggregate value of shares of Global Technology Fund (the "Reorganization"). Global Technology Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Technology Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on August 11, 1999, at 9:00 a.m., Eastern time.


     For detailed information about the Reorganization, stockholders of Technology Fund should refer to the Proxy Statement and Prospectus. For further information about Global Technology Fund, stockholders should refer to Global Technology Fund's Statement of Additional Information, dated May 20, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein. For further information about Technology Fund, stockholders should refer to Technology Fund's Statement of Additional Information, dated June 30, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

GLOBAL TECHNOLOGY FUND


     Audited financial statements and accompanying notes for the period June 26, 1998 (commencement of operations) to March 31, 1999, and the independent auditors' report thereon, dated May 17, 1999, of Global Technology Fund are incorporated by reference from Global Technology Fund's Annual Report to Shareholders, which accompanies this Statement of Additional Information.


TECHNOLOGY FUND


     Audited financial statements and accompanying notes for the fiscal year ended March 31, 1999, and the independent auditors' report thereon, dated May 17, 1999, of Technology Fund are incorporated by reference from Technology Fund's Annual Report to Shareholders, which accompanies this Statement of Additional Information.

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                           MARCH 31, 1999 (UNAUDITED)



                                                                                       GLOBAL                       PRO FORMA
                                                                                     TECHNOLOGY     TECHNOLOGY     FOR COMBINED
   COUNTRY           INDUSTRIES        SHARES HELD              STOCKS                 FUND++         FUND++          FUND++
-------------  ----------------------  -----------   -----------------------------  ------------   ------------   --------------
CANADA         CONTRACT MANUFACTURERS     432,500    +Celestica Inc...............  $  8,839,219   $  5,190,000   $   14,029,219
                                                                                    ------------   ------------   --------------
               TELECOMMUNICATIONS         212,000    Northern Telecom Limited
                 EQUIPMENT                             (Nortel)...................     7,517,125      5,653,375       13,170,500
                                                                                    ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN
                                                       CANADA.....................    16,356,344     10,843,375       27,199,719
                                                                                    ============   ============   ==============
FINLAND        TELECOMMUNICATIONS         179,600    Nokia Oyj 'A' (ADR)*.........    17,537,450     10,435,250       27,972,700
                 EQUIPMENT                                                          ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN
                                                       FINLAND....................    17,537,450     10,435,250       27,972,700
                                                                                    ============   ============   ==============
ISRAEL         TELECOMMUNICATIONS         354,400    ECI Telecom Limited..........     7,469,000      4,935,000       12,404,000
                 EQUIPMENT                                                          ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN
                                                       ISRAEL.....................     7,469,000      4,935,000       12,404,000
                                                                                    ============   ============   ==============
SINGAPORE      CONTRACT MANUFACTURERS     626,400    +Flextronics International
                                                       Ltd. ......................    18,732,200     13,292,500       32,024,700
                                                                                    ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN
                                                       SINGAPORE..................    18,732,200     13,292,500       32,024,700
                                                                                    ============   ============   ==============
SWEDEN         TELECOMMUNICATIONS         790,000    Telefonaktiebolaget LM
                 EQUIPMENT                             Ericsson (ADR)*............    10,596,563      8,215,313       18,811,876
                                                                                    ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN
                                                       SWEDEN.....................    10,596,563      8,215,313       18,811,876
                                                                                    ============   ============   ==============
TAIWAN         SEMICONDUCTORS             617,000    +Taiwan Semiconductor
                                                       Manufacturing Company Ltd.
                                                       (ADR)*.....................     9,166,500      5,410,125       14,576,625
                                                                                    ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN
                                                       TAIWAN.....................     9,166,500      5,410,125       14,576,625
                                                                                    ============   ============   ==============
UNITED STATES  COMPONENTS                 591,400    General Cable Corporation....     3,587,025      2,659,637        6,246,662
                                                                                    ------------   ------------   --------------

               COMPUTER SYSTEMS           308,000    +EMC Corporation.............    30,276,750      9,070,250       39,347,000
                                          609,100    +Electronics for Imaging,
                                                       Inc. ......................    17,442,300      6,769,425       24,211,725
                                          118,700    International Business
                                                       Machines Corporation.......    15,987,950      5,051,625       21,039,575

                                          290,000    +Network Appliance, Inc. ....     9,135,000      5,582,500       14,717,500
                                          245,000    +Sun Microsystems, Inc. .....    20,750,000      9,875,000       30,625,000
                                                                                    ------------   ------------   --------------
                                                                                      93,592,000     36,348,800      129,940,800
                                                                                    ------------   ------------   --------------

               CONTRACT MANUFACTURERS     604,000    +Jabil Circuit, Inc. ........    16,200,000      8,262,000       24,462,000

                                          612,000    +Sanmina Corporation.........    23,431,500     15,481,300       38,912,800
                                          440,000    Solectron Corporation........    21,367,500             --       21,367,500
                                                                                    ------------   ------------   --------------
                                                                                      60,999,000     23,743,300       84,742,300
                                                                                    ------------   ------------   --------------
               DATA COMMUNICATIONS        290,700    +Ascend Communications,
                                                       Inc. ......................    13,808,437     10,519,519       24,327,956
                                          336,750    +Cisco Systems, Inc. ........    25,281,547     11,613,625       36,895,172
                                                                                    ------------   ------------   --------------
                                                                                      39,089,984     22,133,144       61,223,128
                                                                                    ------------   ------------   --------------
               DISTRIBUTION               690,300    +Ingram Micro Inc. (Class
                                                       A).........................     9,040,594      6,706,875       15,747,469
                                                                                    ------------   ------------   --------------
               ELECTRONIC DESIGN        1,044,300    +Cadence Design Systems,
                 AUTOMATION                            Inc. ......................    18,599,225      8,291,500       26,890,725
                                          442,000    +Synopsys, Inc. .............    17,770,563      5,959,313       23,729,876
                                                                                    ------------   ------------   --------------
                                                                                      36,369,788     14,250,813       50,620,601
                                                                                    ------------   ------------   --------------

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR


                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND


                      MERRILL LYNCH TECHNOLOGY FUND, INC.


                   MARCH 31, 1999 (UNAUDITED) -- (CONTINUED)



                                                                                       GLOBAL                       PRO FORMA
                                                                                     TECHNOLOGY     TECHNOLOGY     FOR COMBINED
   COUNTRY           INDUSTRIES        SHARES HELD              STOCKS                 FUND++         FUND++          FUND++
-------------  ----------------------  -----------   -----------------------------  ------------   ------------   --------------
UNITED STATES
  (CONTINUED)
               INTERNET                    85,700    +Amazon.com, Inc. ...........     9,377,406      5,368,350       14,745,756
                                          540,200    +America Online, Inc. .......    49,815,200     29,054,000       78,869,200
                                           99,000    +Exodus Communications,
                                                       Inc. ......................     8,300,250      4,953,375       13,253,625
                                           79,400    +Yahoo! Inc. ................     8,039,363      5,314,725       13,354,088
                                                                                    ------------   ------------   --------------
                                                                                      75,532,219     44,690,450      120,222,669
                                                                                    ------------   ------------   --------------
               MEDICAL TECHNOLOGY         185,100    Medtronic, Inc. .............     8,258,425      5,022,500       13,280,925
                                                                                    ------------   ------------   --------------
               PERIPHERALS                122,000    +Lexmark International Group,
                                                       Inc. (Class A).............     8,157,750      5,475,750       13,633,500

                                          211,900    Pitney Bowes, Inc. ..........     8,580,750      4,927,875       13,508,625
                                          414,100    +Seagate Technology, Inc. ...     6,033,706      6,208,125       12,241,831
                                                                                    ------------   ------------   --------------
                                                                                      22,772,206     16,611,750       39,383,956
                                                                                    ------------   ------------   --------------
               PERSONAL COMPUTERS         833,800    +Compaq Computer
                                                       Corporation................    13,689,000     12,732,037       26,421,037

                                          568,000    +Dell Computer Corporation...    13,652,250      9,564,750       23,217,000
                                          154,400    +Gateway 2000, Inc. .........            --     10,586,050       10,586,050
                                                                                    ------------   ------------   --------------
                                                                                      27,341,250     32,882,837       60,224,087
                                                                                    ------------   ------------   --------------

               SEMICONDUCTOR              244,500    +Applied Materials, Inc. ....    10,270,969      4,811,625       15,082,594
                 EQUIPMENT

                                          230,400    +KLA-Tencor Corporation......     7,162,969      4,025,831       11,188,800

                                          239,700    +Novellus Systems, Inc. .....     8,140,000      5,043,500       13,183,500
                                          287,200    +Teradyne, Inc. .............     9,281,081      6,389,269       15,670,350
                                                                                    ------------   ------------   --------------
                                                                                      34,855,019     20,270,225       55,125,244
                                                                                    ------------   ------------   --------------

               SEMICONDUCTORS             265,000    +Altera Corporation..........     7,726,875      8,024,062       15,750,937

                                          196,200    Intel Corporation............    13,991,587      9,331,687       23,323,274
                                          670,200    +Maxim Integrated Products,
                                                       Inc. ......................    19,462,500     16,770,188       36,232,688

                                           76,800    PMC-Sierra, Inc. ............            --      5,462,400        5,462,400
                                          321,400    Texas Instruments
                                                       Incorporated...............    18,232,225     13,666,725       31,898,950
                                          238,000    +Vitesse Semiconductor
                                                       Corporation................     8,595,625      3,438,250       12,033,875
                                          742,000    +Xilinx, Inc. ...............    18,346,500     11,704,500       30,051,000
                                                                                    ------------   ------------   --------------
                                                                                      86,355,312     68,397,812      154,753,124
                                                                                    ------------   ------------   --------------

               SOFTWARE                   516,900    Autodesk, Inc. ..............    14,634,331      6,267,812       20,902,143

                                          554,400    +BMC Software, Inc. .........    12,738,381      7,809,069       20,547,450

                                          399,400    +Citrix Systems, Inc. .......    11,111,200      4,066,000       15,177,200

                                        1,478,400    +Compuware Corporation.......    22,881,800     12,415,000       35,296,800

                                          524,200    +Microsoft Corporation.......    20,259,037     26,689,625       46,948,662

                                          515,800    +Network Associates, Inc. ...    10,357,031      5,471,581       15,828,612

                                          375,000    +Oracle Corporation..........     6,053,062      3,837,563        9,890,625
                                          171,500    +VERITAS Software
                                                       Corporation................     8,592,088      5,192,225       13,784,313
                                                                                    ------------   ------------   --------------
                                                                                     106,626,930     71,748,875      178,375,805
                                                                                    ------------   ------------   --------------

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR


                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND


                      MERRILL LYNCH TECHNOLOGY FUND, INC.


                   MARCH 31, 1999 (UNAUDITED) -- (CONCLUDED)


                                                                                       GLOBAL                       PRO FORMA
                                                                                     TECHNOLOGY     TECHNOLOGY     FOR COMBINED
   COUNTRY           INDUSTRIES        SHARES HELD              STOCKS                 FUND++         FUND++          FUND++
-------------  ----------------------  -----------   -----------------------------  ------------   ------------   --------------
UNITED STATES
(CONCLUDED)
               TECHNOLOGY SERVICES        374,500    +DST Systems, Inc. ..........    16,078,731      6,414,675       22,493,406
                                        1,862,600    +Keane, Inc. ................    23,222,100     16,474,563       39,696,663
                                          120,500    The BISYS Group, Inc. .......     6,778,125             --        6,778,125
                                          549,100    +Unisys Corporation..........     8,998,438      6,204,769       15,203,207
                                                                                    ------------   ------------   --------------
                                                                                      55,077,394     29,094,007       84,171,401
                                                                                    ------------   ------------   --------------
               TELECOMMUNICATIONS         266,000    +ADC Telecommunications,          8,059,188      4,625,687       12,684,875
                 EQUIPMENT                             Inc. ......................
                                                                                       5,883,150     11,421,500       17,304,650
                                          160,600    Lucent Technologies, Inc. ...
                                                                                      28,689,625      7,526,750       36,216,375
                                          370,500    +Tellabs, Inc. ..............
                                          118,600    +Uniphase Corporation........     8,675,100      4,934,250       13,609,350
                                                                                    ------------   ------------   --------------
                                                                                      51,307,063     28,508,187       79,815,250
                                                                                    ------------   ------------   --------------
               TELECOMMUNICATIONS         415,100    +MCI WorldCom, Inc. .........    29,390,850      7,345,500       36,736,350
                                                                                    ------------   ------------   --------------
                                                     TOTAL INVESTMENTS IN UNITED
                                                       STATES.....................   740,195,059    430,414,712    1,170,609,771
                                                                                    ============   ============   ==============
                                                     TOTAL INVESTMENTS IN
                                                       STOCKS.....................   820,053,116    483,546,275    1,303,599,391
                                                                                    ============   ============   ==============

 SHORT-TERM
 SECURITIES                            FACE AMOUNT               ISSUE
-------------                           ---------    -----------------------------
               COMMERCIAL PAPER**      49,924,000    General Electric Capital
                                                       Corp., 5.08% due
                                                       4/01/1999..................    38,297,000     11,627,000       49,924,000
                                                     TOTAL INVESTMENTS IN
                                                       SHORT-TERM SECURITIES......    38,297,000     11,627,000       49,924,000
                                                                                    ------------   ------------   --------------
                                                     TOTAL INVESTMENTS (COST
                                                       $1,040,232,616)............   858,350,116    495,173,275    1,353,523,391
                                                     LIABILITIES IN EXCESS OF
                                                       OTHER ASSETS...............    (9,285,992)   (13,787,543)     (22,952,006)
                                                                                    ------------   ------------   --------------
                                                     NET ASSETS...................  $849,064,124   $481,385,732   $1,330,571,385
                                                                                    ============   ============   ==============


---------------

  * American Depositary Receipts (ADR).



 ** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.



  + Non-income producing security.



 ++ Value as discussed in the Combined Notes to Financial Statements.


                       See Notes to Financial Statements.

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
               FOR MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                        AS OF MARCH 31, 1999 (UNAUDITED)



     The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund") and Merrill Lynch Technology Fund, Inc. ("Technology Fund") has been derived from the Statements of Assets and Liabilities of Global Technology Fund and Technology Fund as of March 31, 1999, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on March 31, 1999. The Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on March 31, 1999. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements for the period June 26, 1998 (commencement of operations) to March 31, 1999 of Global Technology Fund included in its Annual Report to Shareholders and with the financial statements and related notes from the audited financial statements for the year ended March 31, 1999 of Technology Fund included in its Annual Report to Shareholders.



                                              GLOBAL                                          PRO FORMA
                                            TECHNOLOGY      TECHNOLOGY                           FOR
                                               FUND            FUND         ADJUSTMENTS     COMBINED FUND
                                           ------------    -------------    ------------    --------------
ASSETS:
Investments at value* (Note 1a)..........  $858,350,116    $ 495,173,275                    $1,353,523,391
Cash.....................................             0            1,804                             1,804
Receivables:
  Capital shares sold....................     2,840,005          788,592                         3,628,597
  Securities sold........................     4,037,891          676,267                         4,714,158
  Dividends..............................       206,559          108,799                           315,358
Deferred organization expenses
(Note 1f)................................        62,661                0                            62,661
Prepaid registration fees and other
  assets (Note 1f).......................       107,045           15,925                           122,970
                                           ------------    -------------    ------------    --------------
Total assets.............................   865,604,277      496,764,662                     1,362,368,939
                                           ------------    -------------    ------------    --------------
LIABILITIES:
Payables:
  Securities purchased...................    11,401,206       11,294,373                        22,695,579
  Capital shares redeemed................     1,625,313        3,195,884                         4,821,197
  Distributor (Note 2)...................       606,192          209,043                           815,235
  Investment adviser (Note 2)............       713,093          416,118                         1,129,211
  Custodian bank (Note 1h)...............     1,679,879                0                         1,679,879
Accrued expenses and other liabilities...       514,470          263,512        (121,529)(1)       656,453
                                           ------------    -------------    ------------    --------------
Total liabilities........................    16,540,153       15,378,930        (121,529)       31,797,554
                                           ------------    -------------    ------------    --------------
NET ASSETS:
Net Assets...............................  $849,064,124    $ 481,385,732    $    121,529    $1,330,571,385
                                           ============    =============    ============    ==============
NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par value,
  100,000,000 shares authorized+.........  $    304,600    $   3,858,752    $ (2,280,406)   $    1,882,946
Class B Common Stock, $0.10 par value,
  200,000,000 shares authorized+.........     4,192,176        4,192,488      (2,567,412)        5,817,252
Class C Common Stock, $0.10 par value,
  100,000,000 shares authorized+.........       945,604          260,179        (160,047)        1,045,736
Class D Common Stock, $0.10 par value,
  100,000,000 shares authorized+.........       848,870          623,853        (370,205)        1,102,518
Paid-in capital in excess of par.........   650,295,181      480,484,553       5,499,599     1,136,279,333

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
               FOR MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND


                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                AS OF MARCH 31, 1999 (UNAUDITED) -- (CONCLUDED)



                                              GLOBAL                                          PRO FORMA
                                            TECHNOLOGY      TECHNOLOGY                           FOR
                                               FUND            FUND         ADJUSTMENTS     COMBINED FUND
                                           ------------    -------------    ------------    --------------
Accumulated realized capital losses on
  investments and foreign currency
  transactions -- net....................       --          (128,847,175)        --           (128,847,175)
Unrealized appreciation on investments
  and foreign currency
  transactions -- net....................   192,477,693      120,813,082                       313,290,775
                                           ------------    -------------    ------------    --------------
Net assets...............................  $849,064,124    $ 481,385,732    $    121,529    $1,330,571,385
                                           ============    =============    ============    ==============
NET ASSET VALUE:
Class A:
  Net assets.............................  $ 41,382,488    $ 214,430,701    $     23,367    $  255,836,556
                                           ============    =============    ============    ==============
  Shares outstanding.....................     3,046,001       38,587,524     (22,804,069)       18,829,456
                                           ============    =============    ============    ==============
  Net Asset Value........................  $      13.59    $        5.56         --         $        13.59
                                           ============    =============    ============    ==============
Class B:
  Net assets.............................  $565,110,880    $ 219,062,343    $     71,630    $  784,244,853
                                           ============    =============    ============    ==============
  Shares outstanding.....................    41,921,763       41,924,879     (25,674,125)       58,172,517
                                           ============    =============    ============    ==============
  Net Asset Value........................  $      13.48    $        5.23         --         $        13.48
                                           ============    =============    ============    ==============
Class C:
  Net Assets.............................  $127,461,077    $  13,496,926          12,876    $  140,970,879
                                           ============    =============    ============    ==============
  Shares outstanding.....................     9,456,040        2,601,788      (1,600,472)       10,457,356
                                           ============    =============    ============    ==============
  Net Asset Value........................  $      13.48    $        5.19         --         $        13.48
                                           ============    =============    ============    ==============
Class D:
  Net Assets.............................  $115,109,679    $  34,395,762          13,656    $  149,519,097
                                           ============    =============    ============    ==============
  Shares outstanding.....................     8,488,698        6,238,529      (3,702,043)       11,025,184
                                           ============    =============    ============    ==============
  Net Asset Value........................  $      13.56    $        5.51         --         $        13.56
                                           ============    =============    ============    ==============
*Identified cost.........................  $665,872,423    $ 374,360,193         --         $1,040,232,616
                                           ============    =============    ============    ==============


---------------

(1) Reflects the charge for estimated Reorganization expenses of $275,000 and anticipated savings of the Reorganization.



 + Represents authorized shares for Global Technology Fund and the Combined Fund. Technology Fund has authorized shares as follows: Class A, 100,000,000 shares; Class B, 300,000,000 shares; Class C, 100,000,000 shares; and Class D, 300,000,000 shares.


                       See Notes to Financial Statements.

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                       FOR THE YEAR ENDED MARCH 31, 1999+

                                  (UNAUDITED)


     The following unaudited Pro Forma Combined Statement of Operations for Global Technology Fund and Technology Fund has been derived from the Statements of Operations of Global Technology Fund and Technology Fund for the period ended March 31, 1999, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 1, 1998. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on April 1, 1998. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements for the period June 26, 1998 (commencement of operations) to March 31, 1999 of Global Technology Fund included in its Annual Report to Shareholders and with the financial statements and related notes from the audited financial statements for the year ended March 31, 1999 of Technology Fund included in its Annual Report to Shareholders.



                                            GLOBAL                                      PRO FORMA
                                          TECHNOLOGY     TECHNOLOGY                        FOR
                                             FUND           FUND       ADJUSTMENTS    COMBINED FUND
                                         ------------   ------------   -----------    -------------
INVESTMENT INCOME (NOTES 1d & 1e)++:
  Dividends**..........................  $    683,577   $    414,053                  $   1,097,630
  Interest and discount earned.........     2,416,840      1,248,301                      3,665,141
                                         ------------   ------------                  -------------
  Total income.........................     3,100,417      1,662,354                      4,762,771
                                         ------------   ------------                  -------------
EXPENSES++:
  Investment advisory fees.............     6,035,177      4,435,074      (23,513)(2)    10,446,738
  Account maintenance and distribution
     fees -- Class B (Note 2)..........     4,036,852      2,134,708                      6,171,560
  Account maintenance and distribution
     fees -- Class C (Note 2)..........       944,814        116,578                      1,061,392
  Transfer agent fees -- Class B
(Note 2)...............................       557,197        692,653                      1,249,850
  Registration fees (Note 1f)..........       382,570         66,233     (128,249)(2)       320,554
  Account maintenance fees -- Class D
     (Note 2)..........................       200,897         71,984                        272,881
  Custodian fees.......................        99,228         32,745                        131,973
  Transfer agent fees -- Class C
     (Note 2)..........................       137,652         40,719                        178,371
  Transfer agent fees -- Class D
     (Note 2)..........................        93,197         80,452                        173,649
  Printing and shareholder reports.....       132,656        112,382      (85,380)(2)       159,658
  Accounting services (Note 2).........        86,071         84,186      (72,257)(2)        98,000
  Directors' fees and expenses.........        47,893         40,895      (49,888)(2)        38,900
  Transfer agent fees -- Class A
     (Note 2)..........................        28,582        532,135                        560,717
  Professional fees....................        36,630         75,912      (37,242)(2)        75,300
  Amortization of organization
     expenses..........................        14,467              0                         14,467
  Pricing fees.........................           400            465                            865
  Other................................         9,031         11,619      275,000(1)        295,650
                                         ------------   ------------    ---------     -------------
  Total expenses.......................    12,843,314      8,528,740     (121,529)       21,250,525
                                         ------------   ------------    ---------     -------------
  Investment income (loss) -- net......    (9,742,897)    (6,866,386)     121,529       (16,487,754)
                                         ------------   ------------    ---------     -------------

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                       For the Year Ended March 31, 1999+
                           (Unaudited) -- (concluded)


                                            GLOBAL                                      PRO FORMA
                                          TECHNOLOGY     TECHNOLOGY                        FOR
                                             FUND           FUND       ADJUSTMENTS    COMBINED FUND
                                         ------------   ------------   -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES 1B, 1C &
  1E):
  Realized gain (loss) from:
     Investments -- net................     6,603,836     48,091,852                     54,695,688
     Foreign currency
       transactions -- net.............            (8)        (6,894)                        (6,902)
  Change in unrealized
     appreciation/depreciation on:
     Investments -- net................   192,477,693     65,974,296                    258,451,989
  Net realized and unrealized gain on
     investments and foreign currency
     transactions......................   199,081,521    114,059,254                    313,140,775
                                         ------------   ------------    ---------     -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $189,338,624   $107,192,868    $ 121,529     $ 296,653,021
                                         ============   ============    =========     =============
**Net foreign withholding tax on
  dividends............................  $     43,859   $     22,973    $      --     $      66,832
                                         ============   ============    =========     =============


---------------

  + Merrill Lynch Global Technology Fund, Inc. commenced operations on June 26, 1998.



 ++  Annualized.



(1) Reflects the charge for estimated Reorganization expenses of $275,000.



(2) Reflects the anticipated savings of the Reorganization.

                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:


     Merrill Lynch Global Technology Fund, Inc. (the "Fund", which term as used herein shall refer to Merrill Lynch Global Technology Fund, Inc. after giving effect to the Reorganization) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's pro forma financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These pro forma financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.


     (a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     (b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an

                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND


                      MERRILL LYNCH TECHNOLOGY FUND, INC.



                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


                           (UNAUDITED) -- (CONTINUED)


       equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

       When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.


     - Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.



     - Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



     (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


     (d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

     (g) Dividends and distributions to shareholders -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

     (h) Custodian bank -- The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.

                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND


                      MERRILL LYNCH TECHNOLOGY FUND, INC.



                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


                           (UNAUDITED) -- (CONTINUED)


2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


     MLAM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1.0 billion and 0.95% of the average daily net assets of the Fund in excess of $1.0 billion.


     Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                        ACCOUNT
                                                      MAINTENANCE    DISTRIBUTION
                                                          FEE            FEE
                                                      -----------    ------------
Class B.............................................     0.25%           0.75%
Class C.............................................     0.25%           0.75%
Class D.............................................     0.25%             --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


     For the year ended March 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                                    MERRILL LYNCH
                                                       GLOBAL        MERRILL LYNCH
                                                     TECHNOLOGY       TECHNOLOGY
                                                     FUND, INC.       FUND, INC.
                                                    -------------    -------------
Class A:
  MLFD............................................   $      145         $ 1,501
  MLPF&S..........................................   $    2,491         $13,321
Class D:
  MLFD............................................   $   32,129         $ 2,409
  MLPF&S..........................................   $2,094,686         $34,372



     For the year ended March 31, 1999, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares, as follows:



                                                    MERRILL LYNCH
                                                       GLOBAL        MERRILL LYNCH
                                                     TECHNOLOGY       TECHNOLOGY
                                                     FUND, INC.       FUND, INC.
                                                    -------------    -------------
Class B...........................................    $846,091         $568,106
Class C...........................................    $ 90,355         $  9,560

                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND


                      MERRILL LYNCH TECHNOLOGY FUND, INC.



                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


                           (UNAUDITED) -- (CONCLUDED)


     Furthermore, MLPF&S received contingent deferred sales charges of $100,994 relating to transactions subject to front-end sales charge waivers in Class A Shares for Merrill Lynch Technology Fund, Inc.


     In addition, MLPF&S received $74,762 and $20,054 in commissions on the execution of portfolio security transactions for Merrill Lynch Global Technology Fund, Inc. for the period June 26, 1998 (commencement of operations) to March 31, 1999 and Merrill Lynch Technology Fund, Inc. for the year ended March 31, 1999, respectively.


     Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

     Accounting services are provided to the Fund by MLAM at cost.

     Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors



                 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Robert E. Putney, III as proxies, each of them with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Merrill Lynch Technology Fund, Inc. (the "Fund") held of record by the undersigned on May 28, 1999, at the Special Meeting of Stockholders of the Fund to be held on August 11, 1999 and any adjournments thereof.


                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


                 By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matters as may properly come before the meeting and any adjournments thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.







TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION
                                                               FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.           DETACH AND RETURN
                                                               THIS PORTION ONLY


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Vote on Proposals



1. To approve the Amended Agreement and Plan of Reorganization between Merrill Lynch Technology Fund, Inc. and Merrill Lynch Global Technology Fund, Inc.


                FOR  [ ]          AGAINST  [ ]          ABSTAIN  [ ]


2. To transact such other business as may properly come before the Meeting and any adjournments thereof.





-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------
Signature (PLEASE           Date        Signature (Joint Owners)         Date
SIGN WITHIN BOX)

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

     Reference is made to Article V of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.


(1)(a)   --   Articles of Incorporation of the Registrant, dated March 24,
              1998.(a)
(1)(b)   --   Articles of Amendment to Articles of Incorporation of the
              Registrant, dated May 6, 1998.(b)
(2)      --   Amended and Restated By-Laws of the Registrant.(b)
(3)      --   Not applicable.
(4)      --   Amended Agreement and Plan of Reorganization between the
              Registrant and Merrill Lynch Technology Fund, Inc.(c)
(5)      --   Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of
              Incorporation, and the By-Laws of the Registrant.(d)
(6)(a)   --   Form of Amended and Restated Management Agreement between
              the Registrant and Merrill Lynch Asset Management, L.P.
              ("MLAM").(e)
(6)(b)   --   Form of Sub-Advisory Agreement between MLAM and Merrill
              Lynch Asset Management U.K. Limited.(b)
(7)(a)   --   Form of Class A Shares Distribution Agreement between the
              Registrant and Merrill Lynch Funds Distributor, Inc. (now
              known as Princeton Funds Distributor, Inc.) (the
              "Distributor").(b)
(7)(b)   --   Form of Class B Shares Distribution Agreement between the
              Registrant and the Distributor.(b)
(7)(c)   --   Form of Class C Shares Distribution Agreement between the
              Registrant and the Distributor.(b)
(7)(d)   --   Form of Class D Shares Distribution Agreement between the
              Registrant and the Distributor.(b)
(8)      --   None.
(9)      --   Form of Custody Agreement between the Registrant and Brown
              Brothers Harriman & Co.(b)
(10)(a)  --   Form of Class B Shares Distribution Plan and Class B Shares
              Distribution Plan Sub-Agreement of the Registrant.(b)
(10)(b)  --   Form of Class C Shares Distribution Plan and Class C Shares
              Distribution Plan Sub-Agreement of the Registrant.(b)
(10)(c)  --   Form of Class D Shares Distribution Plan and Class D Shares
              Distribution Plan Sub-Agreement of the Registrant.(b)
(10)(d)  --   Merrill Lynch Select Pricing(SM)System Plan pursuant to Rule
              18f-3.(f)
(11)(a)  --   Opinion of Brown & Wood LLP, counsel for the Registrant.(g)
(11)(b)  --   Consent of Brown & Wood LLP, counsel for the Registrant.
(12)     --   Private Letter Ruling from the Internal Revenue Service.(h)
(13)     --   Not applicable.
(14)     --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant and for Merrill Lynch Technology Fund, Inc.
(15)     --   Not applicable.
(16)     --   Power of Attorney.(i)
(17)(a)  --   Prospectus dated May 20, 1998, and Statement of Additional
              Information dated May 20, 1998, of the Registrant.(j)
(17)(b)  --   Semi-Annual Report to Shareholders of the Registrant.(g)

(17)(c)       --      Prospectus dated June 30, 1998, and Statement of Additional Information dated June 30, 1998, of
                      Merrill Lynch Technology Fund, Inc.(j)
(17)(d)       --      Semi-Annual Report to Shareholders of Merrill Lynch Technology Fund, Inc.(g)
(17)(e)       --      Annual Report to Shareholders of the Registrant.
(17)(f)       --      Annual Report to Shareholders of Merrill Lynch Technology Fund, Inc.
(17)(g)       --      Letter to Stockholders and enclosure.


---------------
(a) Filed on March 31, 1998, as an Exhibit to the Registrant's Registration Statement on Form N-1A (File No. 333-48929) under the Securities Act of 1933 (the "Registration Statement").


(b) Filed on May 20, 1998, as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.



(c) Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement on N-14.



(d) Reference is made to Articles IV, V (Sections 3, 5, 6 and 7), VI, VII and IX of the Registrant's Articles of Incorporation, as amended, filed as Exhibits 1(a) and 1(b) to the Registration Statement; and to Articles II, III (Sections 1, 3, 5 and 6), VI, VII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.



(e) Filed on May 27, 1999, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.



(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).



(g) Filed on December 10, 1998 as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (File No. 333-66637) under the Securities Act of 1933 (the "Registration Statement on Form N-14").



(h) Filed on April 12, 1999 as Exhibit 12 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14.



(i) Included on the signature page of the Registration Statement on Form N-14 filed on November 2, 1998 and incorporated by reference herein.



(j) Filed on November 2, 1998, as an Exhibit to the Registration Statement on Form N-14.


ITEM 17. UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.


     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 2nd day of June, 1999.



                                          MERRILL LYNCH GLOBAL TECHNOLOGY FUND,
                                                          INC.


                                                      (Registrant)



                                         By:       /s/ TERRY K. GLENN


                                           -------------------------------------

                                                (TERRY K. GLENN, PRESIDENT)



     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



                     SIGNATURES                                   TITLE                    DATE
                     ----------                                   -----                    ----

                   TERRY K. GLENN*                       President and Director
 ---------------------------------------------------      (Principal Executive
                  (TERRY K. GLENN)                              Officer)

                 /s/ DONALD C. BURKE                       Vice President and          June 3, 1999
 ---------------------------------------------------      Treasurer (Principal
                  (DONALD C. BURKE)                     Financial and Accounting
                                                                Officer)

                    DONALD CECIL*                               Director
 ---------------------------------------------------
                   (DONALD CECIL)

                 ROLAND M. MACHOLD*                             Director
 ---------------------------------------------------
                 (ROLAND M. MACHOLD)

                  EDWARD H. MEYER*                              Director
 ---------------------------------------------------
                  (EDWARD H. MEYER)

                 CHARLES C. REILLY*                             Director
 ---------------------------------------------------
                 (CHARLES C. REILLY)

                  RICHARD R. WEST*                              Director
 ---------------------------------------------------
                  (RICHARD R. WEST)

                   ARTHUR ZEIKEL*                               Director
 ---------------------------------------------------
                   (ARTHUR ZEIKEL)

                 EDWARD D. ZINBARG*                             Director
 ---------------------------------------------------
                 (EDWARD D. ZINBARG)

   *By:         /s/ TERRY K. GLENN                                                     June 3, 1999
   -----------------------------------------------
         (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
    11    --   Consent of Brown & Wood LLP, counsel for the Registrant
    14    --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant and for Merrill Lynch Technology Fund, Inc.
 17(e)    --   Annual Report to Shareholders of the Registrant
 17(f)    --   Annual Report to Shareholders of Merrill Lynch Technology
               Fund, Inc.
 17(g)    --   Letter to Stockholders and enclosure